As filed with the Securities and Exchange Commission on October 4, 1999
                                                       Registration No. 33-84762


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       [ ] Pre-Effective Amendment No. [ ] Post-Effective Amendment No.___


                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                            1100 North Market Street
                              Wilmington, DE 19890
                    (Address of Principal Executive Offices)


                                 (800) 254-3948
                  (Registrant's Area Code and Telephone Number)

                               Robert J. Christian
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                     (Name and Address of Agent for Service)

                                   Copies to:
                           Joseph V. Del Raso, Esquire
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                           Eighteenth and Arch Streets
                           Philadelphia, PA 19103-2799
                            Telephone: (215) 981-4506

                  Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

                  Title of securities being registered: Shares of beneficial interest, par value $0.01 per share.

                  No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                                 WT MUTUAL FUND


                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Cross Reference Sheets

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                                 WT MUTUAL FUND


                         FORM N-14 CROSS REFERENCE SHEET


PART A ITEM NO.                                      PROSPECTUS/PROXY
                                                     STATEMENT CAPTION


1.  Beginning of Registration Statement and          Cover Page
    Outside Front Cover Page of Prospectus

2.  Beginning and Outside Back Cover Page of         Table of Contents
    Prospectus

3.  Synopsis Information and Risk Factors            Summary; Comparison of
                                                     Risk Factors

4.  Information About the Transaction                Summary; The Reorganization
                                                     Transaction

5.  Information About the Registrant                 Summary; Comparison of
                                                     Risk Factors; General
                                                     Information about the
                                                     Funds; See also, the
                                                     Preliminary Prospectus
                                                     (included as Exhibit B
                                                     to the Proxy Statement)
                                                     and Statement of
                                                     Additional Information
                                                     for WT Mutual Fund,
                                                     previously filed via
                                                     EDGAR on August 12,
                                                     1999

6.  Information About the Company Being              Synopsis; Comparison of
    Acquired                                         Risk Factors; General
                                                     Information about the
                                                     Funds; See also, the
                                                     Prospectus and
                                                     Statement of Additional
                                                     Information for The
                                                     Rodney Square Strategic
                                                     Equity Fund, each dated
                                                     May 1, 1999, previously
                                                     filed via EDGAR on May
                                                     7, 1999

7.  Voting Information                               Voting Information

8.  Interest of Certain Persons and Experts          Not Applicable

9.  Additional Information Required for              Not Applicable
    Re-offering by Persons Deemed to be
    Underwriters

PART B ITEM NO.                                  STATEMENT OF ADDITIONAL
                                                 INFORMATION CAPTION

10. Cover Page                                   Cover Page

11. Table of Contents                            Not Applicable

12. Additional Information About the Registrant  See the Statement of Additional
                                                 Information of WT Mutual Fund
                                                 previously filed via EDGAR on
                                                 August 12, 1999

13. Additional Information About the Company     See the Statement of Additional
    Being Acquired                               Information of The Rodney
                                                 Square Strategic Equity Fund,
                                                 dated May 1, 1999, previously
                                                 filed via EDGAR on May 7, 1999.

14. Financial Statements                         See the Annual Report of The
                                                 Rodney Square Strategic Equity
                                                 Fund for Fiscal Year Ended June
                                                 30, 1999, previously filed via
                                                 EDGAR on September 2, 1999.


PART C

                  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                        LARGE CAP GROWTH EQUITY PORTFOLIO
              (A series of The Rodney Square Strategic Equity Fund)


                                                              October __, 1999


Dear Large Cap Growth Equity Portfolio Shareholder:

                  The attached proxy materials describe a proposal that Large Cap Growth Equity Portfolio of The Rodney Square Strategic Equity Fund ("Growth Equity Portfolio") reorganize and become part of Wilmington Large Cap Growth Portfolio of WT Mutual Fund ("Wilmington Growth Portfolio"). If the proposal is approved and implemented, each shareholder of Growth Equity Portfolio would automatically become a shareholder of Wilmington Growth Portfolio.

                  Wilmington Growth Portfolio will operate as a "feeder" fund in a "master/feeder" fund structure, which means that Wilmington Growth Portfolio will invest all of its assets in a master fund that has an identical investment objective and investment strategy. This arrangement offers the potential for higher asset levels and economies of scale for your fund that could reduce total operating expenses over time. Taking into account fee waivers and expense reimbursements by the investment adviser, Wilmington Growth Portfolio's maximum total operating expenses after the reorganization will not exceed the current maximum total operating expenses of Growth Equity Portfolio after waivers and reimbursements.

                  WILMINGTON GROWTH PORTFOLIO HAS AN IDENTICAL INVESTMENT OBJECTIVE AND SIMILAR INVESTMENT STRATEGIES AND INVESTMENT RISKS AS GROWTH EQUITY PORTFOLIO, HOWEVER THE REORGANIZATION WOULD RESULT IN A CHANGE IN THE INVESTMENT ADVISER MANAGING YOUR FUND. Following the reorganization, you will have access to substantially identical shareholder servicing arrangements with Wilmington Growth Portfolio as you currently have with Growth Equity Portfolio. Additionally, the reorganization offers you the opportunity to become part of a larger and more diverse family of funds. You will be able to exchange your shares among many of those funds, which may be useful if you wish to change your asset allocations. The attached proxy materials provide more information about the proposed reorganization.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

                  Your vote is important no matter how many shares you own. Voting your shares early will permit Growth Equity Portfolio to avoid costly follow-up mail and telephone solicitations. After reviewing the attached materials, please complete, date and sign your proxy ballot and mail it in the enclosed return envelope today.


                                        Very truly yours,


                                        Robert J. Christian
                                        President
                                        The Rodney Square Strategic Equity Fund

WHAT YOU SHOULD KNOW ABOUT THIS PROPOSED FUND MERGER


Wilmington Trust Company ("WTC") and the Board of Trustees of The Rodney Square Strategic Equity Fund encourage you to read the enclosed proxy statement carefully. The following is a brief overview of the key issues.


WHY IS THE FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

The main reason for the meeting is so that shareholders of Growth Equity Portfolio can decide whether or not to merge their fund into Wilmington Growth Portfolio (each a "Fund"). If shareholders decide in favor of the proposal, you will become a holder of Institutional class shares of Wilmington Growth Portfolio.


WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

The potential advantages of the reorganization are as follows :

(BULLET) The master/feeder fund structure of Wilmington Growth Portfolio provides an opportunity for operating efficiencies. Management will seek to attract other institutional investors as feeder funds and to access additional distribution channels. This could lead to further reductions in total operating expenses through economies of scale.

(BULLET) These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

(BULLET) The reorganization is part of a plan to create a comprehensive family of funds that will offer a wide variety of investment styles. WTC and its affiliates are seeking to unify and streamline the operations of a number of different mutual funds which they advise and to create an efficient fund distribution system.

The potential benefits and possible disadvantages are explained in more detail in the enclosed proxy statement.


HOW ARE THESE TWO FUNDS ALIKE?

The investment goals, principal investment strategies and investment risks of the Funds are substantially identical. Both Funds seek superior long-term growth of capital by investing in a diversified portfolio of U.S. equity (or related) securities of corporations with a market capitalization of $2 billion or more, which have above average earnings potential compared to the securities market as a whole. Both Funds are subject to substantially similar investment limitations. Although the Funds have different investment advisers, the Funds employ the same administrator, independent auditor, legal counsel and transfer agent.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?


The effective date of the reorganization would be as of the close of business on October 29, 1999 or as soon as possible thereafter. Shareholders will receive full and fractional Institutional class shares of Wilmington Growth Portfolio equal in value to the shares of Growth Equity Portfolio that they owned on the closing date.


IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

The Funds will receive, as a condition of closing, an opinion of tax counsel that the reorganization will not create taxable income to the Funds. The opinion will also state that you will not recognize any gain or loss on your exchange of Growth Equity Portfolio shares solely for shares in Wilmington Growth Portfolio.

However, you should consult your own tax advisor regarding any possible effect a reorganization might have on you, given your personal circumstances - particularly regarding state and local taxes.


WHO WILL PAY FOR THIS REORGANIZATION?

The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Funds. However, since WTC currently maintains an expense cap for each Fund, it is anticipated that WTC will ultimately bear the costs of the reorganization.


WHAT DOES GROWTH EQUITY PORTFOLIO'S BOARD OF TRUSTEES RECOMMEND?

The Board believes you should vote in favor of the reorganization. More importantly, however, the Trustees recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Growth Equity Portfolio shares will be represented at the special shareholders meeting.


WHERE DO I GET MORE INFORMATION ABOUT WILMINGTON GROWTH PORTFOLIO?

Please call The Rodney Square Strategic Equity Fund toll-free at 1-800-336-9970.

                        LARGE CAP GROWTH EQUITY PORTFOLIO
              (A series of The Rodney Square Strategic Equity Fund)

                               -------------------


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1999

                               -------------------


To the Shareholders:

                  A Special Meeting of Shareholders of Large Cap Growth Equity Portfolio ("Growth Equity Portfolio"), a series of The Rodney Square Strategic Equity Fund, will be held on October 29, 1999, at 10:00 a.m., local time, at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 for the following purposes:

                  1. To approve an Agreement and Plan of Reorganization that provides for (1) the transfer of all the assets of Growth Equity Portfolio to Wilmington Large Cap Growth Portfolio ("Wilmington Growth Portfolio"), a newly-created "shell" series of WT Mutual Fund, in exchange for shares of equal value of Wilmington Growth Portfolio; (2) the distribution of those Wilmington Growth Portfolio shares to the shareholders of Growth Equity Portfolio; (3) the investment of the assets acquired by Wilmington Growth Portfolio in its master fund, WT Large Cap Growth Series, in accordance with Wilmington Growth Portfolio's master/feeder fund structure; and (4) the dissolution of Growth Equity Portfolio, all as described in the accompanying Prospectus/Proxy Statement; and

                  2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

                  You are entitled to vote at the Special Meeting and any adjournment thereof if you owned shares of Growth Equity Portfolio at the close of business on September 28, 1999. If you attend the Special Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                       By order of the Board of Trustees,



                                       Gary M. Gardner
                                       Secretary
                                       The Rodney Square Strategic Equity Fund

October __, 1999
Wilmington, Delaware

                        LARGE CAP GROWTH EQUITY PORTFOLIO
              (a series of The Rodney Square Strategic Equity Fund)

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                          (a series of WT Mutual Fund)

                               Rodney Square North
                            1100 North Market Street
                            Wilmington, DE 19890-0000
                           (TOLL FREE) 1-800-336-9970


                         PROSPECTUS AND PROXY STATEMENT

                             dated October __, 1999



                  This combined Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Large Cap Growth Equity Portfolio ("Growth Equity Portfolio"), a series of The Rodney Square Strategic Equity Fund, in connection with the solicitation of proxies by its Board of Trustees (the "Board") for use at a Special Meeting of Shareholders to be held on October 29, 1999, at 10:00 a.m., local time, and at any adjournment of the meeting, if the meeting is adjourned for any reason. This Proxy Statement will first be mailed to shareholders on or about October __, 1999.

                  The Rodney Square Strategic Equity Fund is a diversified, open-end investment company. The Board has called the Special Meeting to ask shareholders to consider and vote on a proposal for the reorganization of Growth Equity Portfolio (the "Reorganization"). Wilmington Large Cap Growth Portfolio ("Wilmington Growth Portfolio"), a newly-created shell series of WT Mutual Fund, a diversified, open-end investment company, would acquire all of the assets of Growth Equity Portfolio in exchange for shares of equal value of Wilmington Growth Portfolio and assumption by Wilmington Growth Portfolio of substantially all of the liabilities of Growth Equity Portfolio. Through the Reorganization, shareholders of Growth Equity Portfolio would become shareholders of Wilmington Growth Portfolio. Wilmington Growth Portfolio invests its assets entirely in a corresponding master fund, WT Large Cap Growth Series ("WT Growth Series"), a series of WT Investment Trust I ("WT Trust"), pursuant to a master/feeder fund structure. As soon as practicable following the Reorganization, Growth Equity Portfolio would be dissolved. For convenience, in this Proxy Statement, Growth Equity Portfolio and Wilmington Growth Portfolio are referred to together as the "Funds" and individually as a "Fund." This Proxy Statement sets forth concisely the information about the Reorganization and Wilmington Growth Portfolio that a shareholder should know before voting on the proposal and should be retained for future reference. A Statement of Additional Information, dated October __, 1999, relating to the Reorganization and incorporating historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference (that is, the Statement of Additional Information is legally a part of this Proxy Statement). A Preliminary Prospectus of WT Mutual Fund describing Wilmington Growth Portfolio has been filed with the SEC and is attached hereto as Exhibit B. A Statement of Additional Information describing Wilmington Growth Portfolio, filed with the SEC on August 12, 1999, is incorporated herein by reference. A Prospectus and Statement of Additional Information for The Rodney Square Strategic Equity Fund, each dated May 1, 1999, were previously filed with the SEC on May 7, 1999 and also are incorporated herein by this reference.

                  Copies of the other referenced documents, as well as The Rodney Square Strategic Equity Fund's Annual Report to shareholders for the fiscal year ended June 30, 1999, may be obtained without charge, and further inquiries may be made, by writing to PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll-free 1-800-336-9970.

                  The SEC maintains a website (http://www.sec.gov) where you may access the Statement of Additional Information and other materials incorporated by reference.

                  THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF WILMINGTON GROWTH PORTFOLIO OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                          PAGE

VOTING INFORMATION...........................................................1

PROPOSAL 1...................................................................2

         Summary.............................................................2
         Comparative Fee and Expense Information.............................5
         Example of Effect on Fund Expenses..................................6
         General Information about the Funds.................................7
         Investment Adviser and Advisory Agreement...........................7
         Comparison of Investment Objectives, Principal Strategies
         and Other Policies..................................................8
         Operations of Wilmington Growth Portfolio Following the
         Reorganization ....................................................10
         Comparison of Risk Factors.........................................10
         Purchases, Redemptions and Exchanges of Shares.....................13
         Dividends and Other Distributions..................................14
         The Reorganization Transaction.....................................15
         Objectives of the Reorganization...................................16
         Trustees of WT Mutual Fund ........................................17
         Description of Securities To Be Issued.............................21
         Federal Income Tax Considerations..................................22
         Capitalization ....................................................24
         Board Consideration of the Reorganization .........................24

OTHER MATTERS...............................................................25

SERVICE PROVIDERS...........................................................25

MISCELLANEOUS...............................................................27

Appendix A - Principal Shareholders........................................A-1

Appendix B - Preliminary Prospectus of Wilmington Growth Portfolio.........B-1

Appendix C - Agreement and Plan of Reorganization..........................C-1

                               VOTING INFORMATION

                  A majority of Growth Equity Portfolio's shares outstanding on September 28, 1999, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies authorizing a vote "For" any proposal in favor of such an adjournment, and they will vote those proxies authorizing a vote "Against" any proposal against such adjournment.

                  The following shareholder voting rules apply both to The Rodney Square Strategic Equity Fund and WT Mutual Fund. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve any proposal where the required vote is a percentage of votes cast.

                  The individuals named as proxies on the enclosed proxy ballot will vote in accordance with your directions as indicated on the proxy ballot, if your proxy ballot is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy ballot, but give no voting instructions, your shares will be voted in favor of approval of a proposal. In addition, if you sign, date and return the proxy ballot, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy ballot may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by Growth Equity Portfolio prior to the Meeting. You may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

                  In order to reduce costs, the notices to a shareholder having more than one account in Growth Equity Portfolio listed under the same Social Security number at a single address have been combined. The proxy ballots have been coded so that a shareholder's votes will be counted for each such account.

                  As of September 28, 1999 ("Record Date"), Growth Equity Portfolio had 8,431,571.04 shares of beneficial interest outstanding. Each outstanding full share of Growth Equity Portfolio is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. Wilmington Growth Portfolio has not commenced operations and has no shares outstanding

                  The solicitation of proxies, the cost of which shall be borne by Growth Equity Portfolio and Wilmington Growth Portfolio, will be made primarily by mail but also may be made by telephone or oral communications by representatives of Wilmington Trust Company, the Fund's sponsor, and Provident Distributors, Inc., the distributor, who will not receive any compensation for these activities from either Growth Equity Portfolio or Wilmington Growth Portfolio.

                  Except as set forth in Appendix A, Wilmington Trust Company does not know of any person who owns beneficially 5% or more of the shares of Growth Equity Portfolio as of the Record date. Trustees and officers of The Rodney Square Strategic Equity Fund own in the aggregate less than 1% of the shares of Growth Equity Portfolio. As a new fund, Wilmington Growth Portfolio does not currently have any shareholders.

                  VOTE REQUIRED. Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of Growth Equity Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"), represented at the meeting in person or by proxy ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of a Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of a Portfolio, whichever is less. If Proposal 1 is not approved by the requisite vote of shareholders of Growth Equity Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.


                                   PROPOSAL 1

         TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION ("REORGANIZATION PLAN") THAT PROVIDES FOR (1) THE TRANSFER OF ALL THE ASSETS OF GROWTH EQUITY PORTFOLIO TO WILMINGTON GROWTH PORTFOLIO, IN EXCHANGE FOR SHARES OF EQUAL VALUE OF WILMINGTON GROWTH PORTFOLIO; (2) THE DISTRIBUTION OF THOSE WILMINGTON GROWTH PORTFOLIO SHARES TO THE SHAREHOLDERS OF GROWTH EQUITY PORTFOLIO; (3) THE INVESTMENT OF THE ASSETS ACQUIRED IN (1) BY WILMINGTON GROWTH PORTFOLIO IN ITS MASTER FUND, WT GROWTH SERIES, IN ACCORDANCE WITH WILMINGTON GROWTH PORTFOLIO'S MASTER/FEEDER FUND STRUCTURE; AND (4) THE DISSOLUTION OF GROWTH EQUITY PORTFOLIO.

SUMMARY

                  The following is a summary of certain information contained elsewhere in this Proxy Statement, the Funds' Prospectuses and Statements of Additional Information (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix C to this Proxy Statement). Shareholders should read this Proxy Statement and the Preliminary Prospectus of Wilmington Growth Portfolio (which is attached as Appendix B) carefully.

                  At a meeting held on May 13, 1999, the Board considered and approved the Reorganization Plan, which provides for the merger of Growth Equity Portfolio into Wilmington Growth Portfolio. Wilmington Growth Portfolio would acquire all the assets of Growth Equity Portfolio in exchange for Institutional class shares of equal value of Wilmington Growth Portfolio and assumption by Wilmington Growth Portfolio of substantially all of the liabilities of Growth Equity Portfolio. Then, Growth Equity Portfolio would distribute those shares to its shareholders, so that each Growth Equity Portfolio shareholder receives the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Growth Equity Portfolio as of the day the Reorganization is completed. Immediately following this exchange, Wilmington Growth Portfolio would invest all of the assets it acquires from Growth Equity Portfolio in its master fund, WT Growth Series, in accordance with Wilmington Growth Portfolio's master/feeder structure. Once its assets have been transferred in this manner, Growth Equity Portfolio would be dissolved as soon as practicable.

                  Under the Wilmington Growth Portfolio's operating arrangement, which is known as a "master/feeder" fund structure, the Portfolio (being a "feeder fund") will pursue its existing investment objective through investment in WT Growth Series (being a "master fund"), rather than through direct investments in portfolio securities. WT Growth Series, in turn, will invest its assets in accordance with the same objective, policies and limitations as Wilmington Growth Portfolio. Shareholders will own shares of Wilmington Growth Portfolio, and Wilmington Growth Portfolio will hold only the shares of WT Growth Series. It is intended that WT Growth Series will serve as the investment portfolio for various institutional investors, which may include other registered mutual funds, private investment companies or other collective investment vehicles, with the same investment objectives and policies as the Series. Other mutual funds that may invest in WT Growth Series may have different expenses and, therefore, different yields/returns than Wilmington Growth Portfolio. The shares of WT Growth Series are not available for purchase directly by members of the general public.

                   Wilmington Growth Portfolio will be implementing a multiple share class structure beginning on the date of the Reorganization. Pursuant to this multiple class structure, Institutional class shares and Investor class of shares will be issued. The difference between these two share classes will be that Investor shares will be subject to Rule 12b-1 fees which compensate the Portfolio's distributor for distribution and shareholder servicing activities. Institutional shares will not be subject to sales charges or Rule 12b-1 fees and would be available only to limited investors. According to the Reorganization Plan, Growth Equity Portfolio will receive Institutional shares of Wilmington Growth Portfolio, and its shareholders would therefore become Institutional class shareholders.

                  Growth Equity Portfolio and Wilmington Growth Portfolio, through its investment in its master fund, have substantially identical investment objectives, principal investment strategies and investment risks. The objective of each Fund is to seek superior long-term growth of capital. The principal strategy of each Fund is to invest in a diversified portfolio of equity or related securities of U.S. corporations that are judged by the adviser to have strong growth characteristics and have a market capitalization of $2 billion or higher at the time of purchase.

                  One substantial difference in your fund after the Reorganization would be a change in the investment adviser. The investment adviser for Growth Equity Portfolio is WTC while the investment adviser for Wilmington Growth Portfolio will be Roxbury Capital Management, LLC ("Roxbury"). Otherwise, the service providers of your fund will be the same, and you will have access to substantially identical shareholder servicing arrangements after the Reorganization.

                  Following the Reorganization, the maximum total operating expenses of Wilmington Growth Portfolio, after fee waivers and expense reimbursements by the sponsor, WTC, would be no greater than Growth Equity Portfolio's current maximum total expenses after waivers and reimbursements.

The principal risks associated with investment in Wilmington Growth Portfolio are as follows:

(BULLET) The equity securities in which Wilmington Growth Portfolio invests through its master fund are subject to market risk, which is the risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. Also, growth-oriented investments may be more volatile than the rest of the U.S. stock market.

(BULLET) Wilmington Growth Portfolio's performance will depend on whether or not the adviser is successful in pursuing its investment strategy.

(BULLET) Wilmington Growth Portfolio's master/feeder structure is relatively new and more complex. While this structure is designed to reduce fund expenses, it may not do so, and the Portfolio might encounter operational or other complications.

Other important facts that you should know about the Reorganization are:

(BULLET) For Federal income tax purposes, the exchange of shares in the Reorganization is not expected to result in the recognition of gain or loss by Growth Equity Portfolio or its shareholders.

(BULLET) If Proposal 1 is approved by shareholders, the Reorganization is expected to occur as of the close of business on October 29, 1999, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

(BULLET) Although Growth Equity Portfolio shareholders would have no appraisal rights in connection with the Reorganization, shareholders may redeem their shares at any time before, during or after the Reorganization.

                  For the reasons set forth herein under "Board Consideration of the Reorganization," the Board, including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of The Rodney Square Strategic Equity Fund ,WTC or Roxbury ("Independent Trustees"), has determined that the Reorganization is in the best interests of Growth Equity Portfolio, that the terms are fair and reasonable and that the interests of shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the transaction. Additionally, the Board of Trustees of WT Mutual Fund has approved the Reorganization for the Wilmington Growth Portfolio.

COMPARATIVE FEE AND EXPENSE INFORMATION

                  As shown in the following tables, a shareholder pays no fees to purchase Institutional shares of the Wilmington Growth Portfolio, to exchange those shares for Institutional shares of another Portfolio of WT Mutual Fund, or to sell shares. Institutional shares are not subject to Rule 12b-1 distribution fees. The only costs a shareholder pays are annual fund operating expenses that are deducted from fund assets. The current fees and expenses incurred for the fiscal year ended June 30, 1999 by Growth Equity Portfolio and the pro forma fees and expenses for Wilmington Growth Portfolio after the Reorganization are set forth below. Since Wilmington Growth Portfolio will not commence operations unless the Reorganization occurs, operating expenses for the Portfolio prior to the Reorganization are not shown below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                           Wilmington           Growth Equity           Combined
                                                        Growth Portfolio          Portfolio            Portfolio
                                                        ----------------        -------------          ---------
Sales charge (load) on purchases of shares                    None                  None                  None

Sales charge (load) on reinvested dividends                   None                  None                  None

Redemption fee or deferred sales charges (load)               None                  None                  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*

                                                                  Combined
                                                                  Portfolio
                                Wilmington Growth     Growth    Institutional
                                Portfolio Prior to    Equity       Shares
                                  Reorganization    Portfolio    (Pro Forma)
                                ------------------  ---------   -------------
Management Fees                         NA            0.55%         0.55%

Distribution (12b-1) Fees               NA             None         None

Other Expenses                          NA            0.30%         0.25%
                                ------------------  ---------   -------------
TOTAL ANNUAL OPERATING EXPENSES         NA            0.85%         0.80%

Waivers/Reimbursements                  NA            0.10%         0.05%

Net Expenses                            NA            0.75%(1)      0.75%(2)

*For the Combined Portfolio, the table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and its master fund, WT Growth Series.

(1) Currently, WTC has agreed to waive its advisory fee and/or assume Growth Equity Portfolio's expenses in order to limit the Portfolio's total annual operating expenses to 0.75% of the Portfolio's average net assets.

(2) Effective November 1, 1999, WTC, the sponsor of Wilmington Growth Portfolio, has agreed to reimburse the Portfolio's expenses to the extent total annual operating expenses exceed 0.75% of the Portfolio's average net assets for Institutional class shares. This waiver will remain in place until WT Mutual Fund's Board of Trustees approves its termination.

EXAMPLE OF EFFECT ON FUND EXPENSES

                  This Example is intended to help you compare the cost of investing in Growth Equity Portfolio with the cost of investing in Wilmington Growth Portfolio assuming the Reorganization has been completed.

                  The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
                             --------    -----------   ----------   ---------
Wilmington Growth Portfolio     NA            NA           NA          NA

Growth Equity Portfolio         $87          $271         $471       $1,049

Combined Fund                   $82          $255         $444        $990
(Pro Forma)

GENERAL INFORMATION ABOUT THE FUNDS

                  Wilmington Growth Portfolio is a newly-created shell series of WT Mutual Fund, an open-end, diversified management investment company organized as a Delaware business trust on April 2, 1993. Until October 20, 1998, WT Mutual Fund was named Kiewit Mutual Fund. Wilmington Growth Portfolio has not commenced operations and does not currently have any assets. Information concerning Wilmington Growth Portfolio is contained in the Preliminary Prospectus which is attached to this Proxy Statement as Exhibit B. Growth Equity Portfolio is a series of The Rodney Square Strategic Equity Fund, an open-end, diversified management investment company organized as a Massachusetts business trust on May 7, 1986. Further information about Growth Equity Portfolio is contained in its Prospectus dated May 1, 1999, which is available, without charge, upon request.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

                  Growth Equity Portfolio currently employs WTC as its investment adviser. In this capacity, WTC supervises all aspects of the Portfolio's investment operations and makes and implements all of their investment decisions. For its services, WTC is currently paid a monthly investment advisory fee, which is based upon a percentage of Growth Equity Portfolio's average daily net assets. The advisory fee is computed by Growth Equity Portfolio, at the annual rate of 0.55% of the Fund's average net assets. For the fiscal year ended December 31, 1998 and the period from January 1, 1999 through June 30, 1999, WTC received investment advisory fees in the amounts of $689,109 and $548,950, respectively, from Growth Equity Portfolio.

                  If the Reorganization is approved by shareholders, a change in the investment adviser would occur for your fund. Roxbury, a growth manager, would serve as the investment adviser to WT Growth Series. Roxbury's address is 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401. Roxbury is engaged in a variety of investment advisory activities, including the management of separate accounts and as of August 31, 1999 had assets under management of $7,532,276,106. Roxbury does not currently advise any other mutual funds. Anthony Hall Browne is Roxbury's principal executive officer, and he owns a controlling interest in Roxbury. Roxbury's board members and their principal occupations are as follows:

NAME OF BOARD MEMBER     OCCUPATION
------------------------------------------------------------------------------
Anthony Hall Browne      Chairman and Senior Managing Director of Roxbury

Henry Birks Wilson       Vice Chairman and Senior Managing Director of Roxbury

Kevin Patrick Riley      President and Senior Managing Director of Roxbury

David Charles Kahn       Chief Operating Officer and Managing Director of
                         Roxbury

Clare Noreen McTernan    Managing Director and Portfolio Manager of Roxbury

Ted T. Cecala            Chief Executive Officer and Chairman of the Board of
                         WTC

David R. Gibson          Senior Vice President & CEO of WTC


                  AFTER THE REORGANIZATION, THE RATE OF ADVISORY FEE TO BE PAID BY WT GROWTH SERIES UNDER ITS ADVISORY CONTRACT WITH ROXBURY WILL NOT EXCEED THE RATE PAYABLE BY GROWTH EQUITY PORTFOLIO UNDER ITS CURRENT ADVISORY CONTRACT. The proposed investment advisory agreement on behalf of WT Growth Series provides for the Series to pay Roxbury an annual advisory fee, payable monthly, in the amount of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion. Other than the differences in compensation and effective dates, the terms of the proposed investment advisory agreement for WT Growth Series are not materially different from the terms of Growth Equity Portfolio's current advisory agreement.

                  The day-to-day management of WT Growth Series will be the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND OTHER POLICIES

                  INVESTMENT OBJECTIVES. Wilmington Growth Portfolio and Growth Equity Portfolio each seek to provide investors with superior long-term growth of capital. Wilmington Growth Portfolio will seek to achieve superior long-term growth of capital by exceeding the returns of the S&P 500 Stock Index rather than the Russell 1000 Growth Index, which is the Growth Equity Portfolio's current benchmark. There can be no assurance that either Fund will achieve its investment objective.

                  PRINCIPAL INVESTMENT STRATEGIES. Wilmington Growth Portfolio will seek to achieve its objective by investing all of its total assets in WT Growth Series. WT Growth Series is a diversified portfolio which will invest at least 65% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 65% of the Series' total assets, have a market capitalization of $2 billion or higher at the time of purchase;
(BULLET) options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
(BULLET) options on indexes of the common stock of U.S. corporations described above; and
(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such future contracts.

Additionally, WT Growth Series may invest without limit in commercial paper and other money market instruments rated investment grade in response to adverse market, economic, political or other conditions, as a temporary defensive position. The result of this action may be that the Portfolio will be unable to achieve its investment objective.

                  In investing WT Growth Series' assets, the Series' adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

                  The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables. Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate or the stock underperforms the market or its peer group.

                  Except for the differences noted below, Growth Equity Portfolio currently employs the same principal investment strategies as those of Growth Equity Portfolio. The following differences provide WT Growth Series with greater flexibility than under your fund's existing strategies.

(BULLET) WT Growth Series will invest at least 65% (rather than 85% currently for Growth Equity Portfolio) of its total assets in a diversified portfolio of equity and related securities of U.S. companies and, with respect to at least 65% of the Series' total assets, U.S. companies with market capitalizations of $2 billion or more and above average earnings potential compared to the securities market as a whole.

(BULLET) Unlike Growth Equity Portfolio, WT Growth Series is permitted to depart from its principal investment strategies to temporarily pursue a defensive investment policy during periods of adverse market conditions.

                  OTHER POLICIES OF THE FUNDS.

                  The following is a summary of other investment policies of the Funds. More detailed information about these policies is set forth in the Funds' Statements of Additional Information.

                  Each Fund may invest in cash and high quality money market instruments, such as money market funds, U.S. government obligations, commercial paper and bank obligations in order to manage cash flow in the Fund.

                  Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest categories by a nationally recognized statistical ratings organization, or if unrated are determined by the investment adviser to be of comparable quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Portfolio to retain the security.

                  Each Fund may engage in certain hedging strategies that involve options and futures and may purchase securities on a when-issued or delayed delivery basis -- that is, with settlement taking place up to 90 days in the future.

                  Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to qualified brokers, dealers, banks or other financial institutions that the adviser deems qualified. Both Funds may borrow money for temporary or emergency purposes; although neither Growth Equity Portfolio or WT Growth Series may borrow in excess of 33 1/3% of net assets.

                  Each Fund may hold up to 15% of its net assets in illiquid securities, and each Fund is authorized to invest in restricted securities that may be sold only to institutional investors. The Funds also are permitted to enter into repurchase agreements with commercial banks, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy by the Funds' Boards of Trustees.

                  Neither Funds' annual portfolio turnover rate is expected to exceed 100%. However, the frequency of portfolio transactions of a Fund will vary from year to year depending on many factors. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

                  The fundamental investment restrictions for Wilmington Growth Portfolio would be materially the same as the current restrictions of Growth Equity Portfolio except for the following difference. Wilmington Growth Portfolio's limitations contain an exception permitting the Portfolio to invest all of its assets directly in another mutual fund such as WT Growth Series pursuant to the Portfolio's master/feeder fund structure. By approving the Reorganization Plan, you would be authorizing the inclusion of this exception in your fund's fundamental investment restrictions, which will be stated as follows:

                   "THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A
                  PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I."


COMPARISON OF RISK FACTORS

                  Each Fund is subject to the risks noted below, except that master/feeder risk applies only to Wilmington Growth Portfolio. See the discussions of investment policies and risk factors in the Statements of Additional Information of Wilmington Growth Portfolio and Growth Equity Portfolio for more information concerning investment risks.

                  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                  GROWTH-ORIENTED INVESTING RISK. The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

                  DERIVATIVES RISK. Some of the Funds' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

                  OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

                  VALUATION RISK. The risk that a Fund has valued certain of its securities at a higher price that it can sell them.

                  REPURCHASE AGREEMENTS. Wilmington Growth Portfolio may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered brokers and dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Fund's Board.

                  MASTER/FEEDER RISK . There are certain potential risks related to Wilmington Growth Portfolio's master/feeder structure to which Growth Equity Portfolio is not subject. For example, large-scale redemptions by other investors of their interests in WT Growth Series could have adverse effects on Wilmington Growth Portfolio, such as requiring the liquidation of a significant portion of the master fund's holdings at a time when it could be disadvantageous to do so. Moreover, the complexity of the master/feeder structure could result in accounting or other operational difficulties. Or, other shareholders of WT Growth Series may have a greater ownership interest in the master fund than Wilmington Growth Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

                  In the event that Wilmington Growth Portfolio is required to redeem its interests in WT Growth Series for any reason (for instance, because its shareholders did not approve changes in the Wilmington Growth Portfolio's investment policies parallel to changes approved for the master fund by a majority of its interest holders), Wilmington Growth Portfolio's Board of Trustees might attempt to find an appropriate substitute investment vehicle in which to invest Wilmington Growth Portfolio's assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Wilmington Growth Portfolio's shareholders.

                  Wilmington Growth Portfolio may cease investing in WT Growth Series only if its Board of Trustees were to determine that such action is in the best interests of the Portfolio and its shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of Wilmington Growth Portfolio's assets in another investment company with substantially the same investment objective, policies and restrictions as the Portfolio.

                  YEAR 2000 READINESS RISK. Like other organizations around the world, Wilmington Growth Portfolio could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolio is taking steps to address the Year 2000 issue with respect to the computer systems that it relies on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolio.

                  Additionally, if a company in which WT Growth Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more or the Series' holdings may have a similar impact on the price of the Series' shares. The adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

OPERATIONS OF WILMINGTON GROWTH PORTFOLIO FOLLOWING THE REORGANIZATION

                  As indicated above, the investment objectives and policies of Wilmington Growth Portfolio and its master fund after the Reorganization will be substantially identical to those of Growth Equity Portfolio. All of the assets held by Growth Equity Portfolio will be consistent with the investment policies of WT Growth Series and thus can be transferred to and held by WT Growth Series if the Reorganization is approved.

                  The following service providers presently are engaged by both Funds, and they would continue to serve Wilmington Growth Portfolio and/or WT Growth Series in the capacities indicated below.

         Distributor:                               Provident Distributors, Inc.

         Administrator:                             PFPC Inc.

         Accounting Agent:                          PFPC Inc.

         Independent Auditors                       Ernst & Young LLP

         Legal Counsel:                             Pepper Hamilton LLP

         Transfer Agent:                            PFPC Inc.

                  The custodian for Growth Equity Portfolio is WTC, and PFPC Trust Company serves as the Portfolio's sub-custodian. WTC will be the custodian, and PFPC Trust Company will be sub-custodian, of Wilmington Growth Portfolio and WT Growth Series. Consequently, there will be no change in your fund's custodian resulting from the reorganization.

PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES

                  Following the Reorganization, as a Wilmington Growth Portfolio shareholder, you will enjoy the same transaction and shareholder servicing arrangements as you currently have as a Growth Equity Portfolio shareholder. In addition you will have a greater number of funds in the WT Mutual Fund group in which you can invest, including by exchange of your shares.

                  PURCHASES. Shares of Growth Equity Portfolio and, after the Closing Date, Wilmington Growth Portfolio may be purchased by wire, telephone or mail purchase. The shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next calculated after receipt of a purchase order in good form. The NAV per share for each Fund is computed separately and is determined once each day that the New York Stock Exchange is open ("Business Day"), as of the close of regular trading, but may also be computed at other times. For a more complete discussion of share purchases, see "Purchase of Shares" in Growth Equity Portfolio's Prospectus.

                  REDEMPTIONS. Shares of Growth Equity Portfolio and WT Bond Fund may be redeemed by telephone, by mail, by exchange or by payment to a third party. Such redemptions are made at the NAV per share next determined after a request in proper form is received at the Fund's office. Normally, payments of redemption proceeds will be mailed within seven days following receipt of the required documents. For a more complete discussion of share redemption procedures, see "Redemption of Shares" in Growth Equity Portfolio's Prospectus.

                  Growth Equity Portfolio shares will no longer be available for purchase beginning on the next Business Day following the Closing Date. Redemptions of Growth Equity Portfolio's shares may be effected until the Closing Date.

                  EXCHANGES. Shares of each Fund are exchangeable for shares of other funds in the same fund family, on the basis of their respective NAVs at the time of the exchange. After the Reorganization, shares of Wilmington Growth Portfolio will be exchangeable for shares of the same class of a wide variety of funds in the newly restructured Wilmington fund family. For a more complete discussion of the Funds' exchange policies, see "Exchange of Shares" in either Fund's Prospectus.

DIVIDENDS AND OTHER DISTRIBUTIONS

                  Distributions from the net investment income of each Fund are declared and paid annually to shareholders. Any net capital gain realized by a Portfolio will be distributed annually. Distributions are automatically reinvested in additional shares of a Fund at the net asset value on the ex-dividend date unless otherwise requested. Therefore, there should be no change in your fund's dividend policies resulting from the Reorganization.

THE REORGANIZATION TRANSACTION

                  The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix C to this Proxy Statement.

                  The Reorganization Plan provides for (a) the acquisition by Wilmington Growth Portfolio on the Closing Date of all of the assets of Growth Equity Portfolio in exchange for Institutional class shares of equal value of Wilmington Growth Portfolio and the assumption by Wilmington Growth Portfolio of substantially all of the liabilities of Growth Equity Portfolio and (b) the distribution of those Wilmington Growth Portfolio shares to the shareholders of Growth Equity Portfolio. The assets of Growth Equity Portfolio to be acquired by Wilmington Growth Portfolio include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Growth Equity Portfolio's books and all other property owned by Growth Equity Portfolio. Growth Equity Portfolio will use its best efforts to discharge all of its known debts, liabilities, obligations and duties before the Closing Date. Wilmington Growth Portfolio will issue its shares to the account of Growth Equity Portfolio, which then will distribute those shares to the accounts of Growth Equity Portfolio's shareholders.

                  The value of Growth Equity Portfolio's assets to be acquired by Wilmington Growth Portfolio will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date ("Valuation Time"), using the valuation procedures described in Growth Equity Portfolio's current Prospectus and Statement of Additional Information. Growth Equity Portfolio's net value shall be the value of its assets to be acquired by Wilmington Growth Portfolio, less the amount of Growth Equity Portfolio's liabilities, as of the Valuation Time.

                  On, or as soon as practicable after, the Closing Date, Growth Equity Portfolio will distribute the WT Growth Equity Portfolio shares it receives pro rata to its shareholders of record as of the effective time of the Reorganization, so that each shareholder will receive a number of full and fractional Wilmington Growth Portfolio shares equal in aggregate value to the shareholder's holdings in Growth Equity Portfolio. Growth Equity Portfolio will be terminated as soon as practicable thereafter. The shares will be distributed by opening accounts on the books of Wilmington Growth Portfolio in the names of Growth Equity Portfolio shareholders and by transferring to those accounts the shares previously credited to the account of Growth Equity Portfolio on those books. Fractional shares in Wilmington Growth Portfolio will be rounded to the third decimal place.

                  Any transfer taxes payable upon issuance of Wilmington Growth Portfolio shares in a name other than that of the registered Growth Equity Portfolio shareholder will be paid by the person to whom those shares are to be issued as a condition of such transfer. Any reporting responsibility of Growth Equity Portfolio to a public authority will continue to be its responsibility until it is dissolved.

                  The costs of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Wilmington Growth Portfolio and Growth Equity Portfolio. However, since WTC currently maintains an expense cap for each Fund, it is anticipated that WTC will ultimately bear the costs of the Reorganization.

                  Consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of Growth Equity Portfolio's shareholders.

OBJECTIVES OF THE REORGANIZATION

                  The Reorganization has been proposed by the Board of Trustees of Growth Equity Portfolio for the following reasons:

(BULLET) The Reorganization is part of WTC's initiative to create a comprehensive family of mutual funds that will offer a wide variety of investment styles. WTC and its affiliates are seeking to unify and streamline the operations of a number of mutual funds which they advise and to create an efficient fund distribution system. The Reorganization offers you the opportunity to become part of a larger and more diverse family of mutual funds, and you will be able to exchange your shares among many of these different funds.

(BULLET) The master/feeder structure provides an opportunity for management to attract other institutional investors as feeder funds and to access additional distribution channels to reach other investors who may not otherwise have invested in Growth Equity Portfolio. This may lead to reductions in your fund's total operating expenses through economies of scale.

(BULLET) Lower fund operating costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

TRUSTEES OF WT MUTUAL FUND

                  Under Delaware law, the Board of Trustees of WT Mutual Fund is responsible for establishing fund policies and for overseeing the management of the fund. The Board also elects the officers who conduct the daily business of WT Mutual Fund. The current Trustees and officers of WT Mutual Fund are set forth below. Mr. Quindlen, a trustee of The Rodney Square Strategic Equity Fund, was appointed to WT Mutual Fund's Board at a meeting held on August 12, 1999, to replace Lawrence B. Thomas whose resignation was accepted on that date. WT Mutual Fund will be holding a shareholder meeting in October 1999 to vote on the proposed election of five nominees to the Board of Trustees. It is anticipated that as of the Closing Date, the Board of Trustees will consist of the following 8 individuals, six of whom shall be independent Trustees: Eric Brucker, John J. Quindlen, Louis Klein Jr., Clement C. Moore, II, William P. Richards, Robert H. Arnold, Nicholas A. Giordano and Robert J. Christian.

                  The current Trustees and executive officers of WT Mutual Fund are as follows:

                                                                          PRINCIPAL                WT FUND
        NAME AND AGE               POSITION         POSITION             OCCUPATION             SHARES OWNED
                                                      SINCE                  OR                 BENEFICIALLY
                                                                         EMPLOYMENT                8/24/99
----------------------------------------------------------------------------------------------------------------

Robert H. Arnold               Trustee                1997       Since 1989, Co-Manager of             0
55 years old                                                     R.H. Arnold & Co., Inc.,
                                                                 an investment banking
                                                                 company

John J. Quindlen               Trustee                1999       Retired.  Senior Vice                 0
67 years old                                                     President-Finance of E.I.
                                                                 du Pont de Nemours and
                                                                 Company, Inc. (diversified
                                                                 chemicals) from 1984 to
                                                                 November

                                      -17-

                                                                 1993. Chief Financial Officer
                                                                 of E.I. du Pont de Nemours and
                                                                 Company, Inc. from 1984 to
                                                                 June 1993.  Presently, a
                                                                 director of St. Joe Paper
                                                                 Co., Trustee of Kalmar
                                                                 Pooled Investment Trust
                                                                 and Trustee of the funds
                                                                 in the Rodney Square group
                                                                 of funds.

Nicholas A. Giordano           Trustee                1998       Financial Services                   0
56 years old                                                     Consultant 1997 to the
                                                                 present; Interim
                                                                 President of LaSalle
                                                                 University from
                                                                 July 1, 1998 to
                                                                 June 30, 1999;
                                                                 President and Chief
                                                                 Executive Officer of
                                                                 the Philadelphia
                                                                 Stock Exchange from
                                                                 1981 through August
                                                                 1997

*Robert J. Christian           Trustee and            1998       Chief Investment Officer             0
50 years old                   President                         of WTC and Director of
                                                                 Rodney Square Management
                                                                 Corporation since February
                                                                 1996.  Chairman and
                                                                 Director of PNC Equity
                                                                 Advisors Company and
                                                                 President and Chief
                                                                 Investment Officer of PNC
                                                                 Asset Management Group,
                                                                 Inc. from 1994-1996; Chief
                                                                 Investment Officer of PNC
                                                                 Bank from 1992-1996.

*Eric K. Cheung                Vice President         1998       Since 1991, Division                  0
43 years old                                                     Manager for all fixed
                                                                 income products at
                                                                 Wilmington Trust Company.

*Pat Colletti                  Treasurer              1999       Vice President and                    0
41 years old                                                     Director of Investment
                                                                 Accounting and
                                                                 Administration of PFPC
                                                                 Inc. since April 1999.

                                      -18-

                                                                 Controller for the
                                                                 Reserve Funds from 1986 to
                                                                 1999.

*Gary M. Gardner               Secretary              1999       Senior Vice President of              0
48 years old                                                     PFPC Inc. since January
                                                                 1994.

*        Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

The following persons have been nominated for election to the Board of Trustees of WT Mutual
Fund:

                                                                                               WT FUND
                                                                                            SHARES OWNED
       NAME AND AGE                   PRINCIPAL OCCUPATION FOR PAST 5 YEARS                 BENEFICIALLY
       ------------                   -------------------------------------                    8/24/99
                                                                                            ------------

Eric Brucker                 Dean of the College of Business, Public Policy and                   0
58 years old                 Health at the University of Maine since September
                             1998.  Dean of the School of Management at the
                             University of Michigan from June 1992 to September
                             1998.  Professor of Economics, Trenton State College
                             from September 1989 to June 1992. Vice President for
                             Academic Affairs, Trenton State College from September
                             1989 to June 1991.  Dean of College of Business and
                             Economics and Chairman of various committees at the
                             University of Delaware from 1976 to September 1989.
                             Trustee of the funds in the Rodney Square group of
                             funds.

John J. Quindlen             See above description.                                               0
67 years old

Louis Klein Jr.              Self employed financial consultant from 1991 to the                  0
63 years old                 present.  Has held the positions of Trustee, Manville
                             Personal Injury Settlement Trust; Director, Riverwood
                             International Corporation; and Director, Manville
                             Corporation since 1991.  Trustee of The CRM Funds.

Clement C. Moore, II         Managing Partner, Mariemont Holdings, LLC, a commercial              0
55 years old                 real estate holding and development company from 1980
                             to present.  Trustee of The CRM Funds.

William P. Richards*         Managing Director - Client Service and Portfolio                     0
62 years old                 Communication, Roxbury Capital Management since 1998.
                             Formerly Senior Vice President and Partner, Van
                             Deventer & Hoch, an investment management firm.

*        Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  The following chart provides certain information for the fiscal year ended June 30, 1999 about the fees paid by WT Mutual Fund and WT Trust to the Trustees:


                               COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------

           (1)                     (2)                    (3)                   (4)                    (5)
                                                      PENSION OR                                      TOTAL
                                AGGREGATE             RETIREMENT                                  COMPENSATION
                               COMPENSATION        BENEFITS ACCRUED       ESTIMATED ANNUAL           FROM WT
         NAME OF                 FROM WT            AS PART OF FUND        BENEFITS UPON      FUND COMPLEX PAID TO
    PERSON & POSITION          MUTUAL FUND             EXPENSES              RETIREMENT              TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Robert H. Arnold                    $7,318                 0                      0                    $14,637
     Trustee

Lawrence B. Thomas                  $7,318                 0                      0                    $14,637
     Trustee

Nicholas A. Giordano                $7,318                 0                      0                    $14,637
     Trustee

Robert J. Christian                  0                     0                      0                     0
     President and
     Trustee

DESCRIPTION OF SECURITIES TO BE ISSUED

                  WT Mutual Fund is registered with the SEC as an open-end management investment company. Shares of Wilmington Growth Portfolio entitle their holders to one vote per full share and fractional votes for fractional shares held. Wilmington Growth Portfolio will issue Investor class shares and Institutional class shares. The difference between these two share classes is that Investor Shares will be subject to Rule 12b-1 fees which compensate the Portfolio's distributor for distribution and shareholder servicing activities. Institutional shares will not be subject to Rule 12b-1 fees and are restricted to certain investors. According to the Reorganization Plan, Growth Equity Portfolio would receive Institutional shares of Wilmington Growth Portfolio on the Closing Date; therefore, its shareholders would become Institutional class shareholders. Such shareholders would not pay Rule 12b-1 fees and would be able to purchase or redeem Institutional class shares without a sales charge.

                  Both WT Mutual Fund and WT Investment Trust I are business trusts established under the Delaware Business Trust Act. The Rodney Square Strategic Equity Fund is a business trust formed under the Massachusetts statute governing business trusts. The Delaware Act provides a more comprehensive statutory framework for the governance of business trusts than the Massachusetts statute.

                  Trusts formed under either statute can issue multiple classes or series of shares and have an unlimited number of authorized shares. Both forms of business trust permit such matters as election or removal of Trustees, shareholder voting rights, shareholder meetings and quorum requirements to be governed by a trust agreement. Also, both Delaware and Massachusetts business trusts are permitted to grant broad powers to the Trustees, including the authority to amend the trust agreement without shareholder approval. Generally, the responsibilities, powers and fiduciary duties of trustees of Massachusetts business trusts and Delaware business trusts are substantially the same.

                  However, the Delaware Act, as opposed to the Massachusetts statute, expressly states that the debts, liabilities or obligations incurred by a particular series of a multiple series business trust registered under the 1940 Act are enforceable only against the assets of such series so long as certain minor conditions are met. This means that none of the other series (portfolios) in a multiple series mutual fund like WT Mutual Fund may be charged with the liabilities of another series (portfolio). Moreover, the Delaware Act expressly states that the shareholders of a business trust shall be entitled to the same limitation of personal liability extended to stockholders of corporations. Lastly, the Delaware Act provides that a trustee (when acting as such) shall not be personally liable to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, unlike the Massachusetts statute.

                  Other than terms affected by the statutory differences between Massachusetts and Delaware business trusts described in the preceding paragraphs, the terms of the trust agreements of WT Mutual Fund and The Rodney Square Strategic Equity Fund are not materially different.

                  Wilmington Growth Portfolio does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or WT Mutual Fund's trust agreement, or at their discretion.

                  Whenever Wilmington Growth Portfolio, as a shareholder of its master fund, is requested to vote on any matter submitted to the shareholders of the master fund, the Portfolio will hold a meeting of its shareholders to consider such matters. Wilmington Growth Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which Wilmington Growth Portfolio receives no voting instructions will be treated as having been voted in the same proportion as the votes received from Wilmington Growth Portfolio shareholders.

FEDERAL INCOME TAX CONSIDERATIONS

                  The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. It is limited to shareholders who are individuals who hold the Growth Equity Portfolio shares and who will hold the WT Fund shares, as capital assets, and does not apply to shareholders who hold the stock as part of a hedge, straddle or other financial investments, or who are subject to special tax rules, such as dealers or traders in securities. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         (1) Wilmington Growth Portfolio's acquisition of Growth Equity Portfolio's assets in exchange solely for Wilmington Growth Portfolio shares, followed by Growth Equity Portfolio's distribution of those shares pro rata to its shareholders in exchange for their Growth Equity Portfolio shares, will constitute a "reorganization" within the meaning of section 368(a) Code;

         (2) Growth Equity Portfolio will recognize no gain or loss on the transfer to Wilmington Growth Portfolio of its assets in exchange solely for Wilmington Growth Portfolio Institutional class shares and the assumption by the Wilmington Growth Portfolio of any stated liabilities of the Value Growth Portfolio;

         (3) No gain or loss will be recognized by the Wilmington Growth Portfolio or the WT Growth Series on its receipt of the Wilmington Growth Portfolio's assets in exchange for the WT Growth Series shares and the assumption by the WT Growth Series of the Wilmington Growth Portfolio's liabilities;

         (4) Wilmington Growth Portfolio's tax basis for the transferred assets will be the same as the basis thereof in Growth Equity Portfolio's hands immediately before the Reorganization, and Wilmington Growth Portfolio's holding period for those assets will include Growth Equity Portfolio's holding period therefor;

         (5) A Growth Equity Portfolio shareholder will recognize no gain or loss on the constructive exchange of all its Growth Equity Portfolio shares solely for Wilmington Growth Portfolio shares pursuant to the Reorganization;

         (6) No gain or loss will be recognized to the shareholders on the exchange of their Growth Equity Portfolio shares solely for shares in Wilmington Growth Portfolio; and

         (7) A Growth Equity Portfolio shareholder's aggregate tax basis for the Wilmington Growth Portfolio shares to be received by it in the Reorganization will be the same as the aggregate basis for its Growth Equity Portfolio shares to be constructively surrendered in exchange for those Wilmington Growth Portfolio shares, and its holding period for those Wilmington Growth Portfolio shares will include its holding period for those Growth Equity Portfolio shares, provided they are held as capital assets by the shareholder on the Closing Date.

                  The consummation of the Reorganization is subject to the receipt of a favorable tax opinion from Pepper Hamilton LLP as to these tax consequences of the Reorganization. The opinion will be based on current law and normal and customary assumptions and representations to be made by the Funds.

                  Shareholders of Growth Equity Portfolio should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

                  The following table shows the capitalization of each Fund as of June 30, 1999, and on a pro forma combined basis (unaudited) as of June 30, 1999, giving effect to the Reorganization:

                            Wilmington Growth                            Combined Portfolio
                                Portfolio      Growth Equity Portfolio       Pro Forma 1
                            -----------------  -----------------------   ------------------
Net Assets                          $0              $222,537,799            $222,537,799

Net Asset Value Per Share           $0                 $25.76                  $25.76

Shares Outstanding                   0                8,637,571               8,637,571

                                      -24-
--------------------------
     1 Full pro forma financial statements are included in the Statement of Additional Information to this Proxy Statement.

BOARD CONSIDERATION OF THE REORGANIZATION

                  At a meeting held on May 13, 1999, the Board, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of Growth Equity Portfolio, that the terms of the Reorganization are fair and reasonable and that the interests of the Portfolio's shareholders will not be diluted as a result of the Reorganization.

                  In approving the Reorganization, the Board, including a majority of the Independent Trustees, considered a number of factors, including the following:

                  (1) the similarity of the Funds' investment objectives, strategies, risks and restrictions;

                  (2) that the maximum total operating expenses of Wilmington Growth Portfolio, after reimbursements by WTC, will not exceed the current maximum total operating expenses of Growth Equity Portfolio taking into account waivers and reimbursements;

                  (3) the costs to be incurred by each Fund as a result of the Reorganization;

                  (4)     the anticipated tax-free nature of the Reorganization;
                          and

                  (5) the potential benefits of the Reorganization to shareholders, as described above under
                          "Objectives of the Reorganization."


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.


                                  OTHER MATTERS

                  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.


                                SERVICE PROVIDERS

                  WTC, located at 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to Growth Equity Portfolio. WTC is engaged in a variety of investment advisory activities including the management of collective investment pools and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC presently manages over $7 billion in fixed income assets and approximately $15.5 billion in equity assets for clients.

                  WTC is a state-chartered bank organized as a Delaware corporation in 1903. WTC is wholly-owned by Wilmington Trust Corporation, a publicly-held bank holding company. Ted T. Cecala is the principal executive officer of WTC. The name and principal occupation of each director of WTC as of September 1, 1999 were as follows:

NAME OF DIRECTOR                                 OCCUPATION
----------------                                 ----------

Ted T. Cecala                 Chief Executive Officer and Chairman of the Board
                              of Wilmington Trust Corporation

Andrew B. Kirkpatrick         Counsel to the law firm of Morris, Nichols, Arsht
                              and Tunnell

David P. Roselle              President of the University of Delaware

Mary Jornlin-Theisen          Civic leader

Charles S. Crompton, Jr.      Partner of the law firm of Potter, Anderson &
                              Corroon

Edward B. du Pont             Private investor

Stacey J. Mobley              Senior Vice President, external affairs, E.I. Du
                              Pont de Nemours and Company

Carolyn S. Burger             Principal of CB Associates, Inc., a consulting
                              firm

Robert V. A. Harra, Jr.       President, Chief Operating Officer and Treasurer
                              of Wilmington Trust

Leonard W. Quill              Retired

Richard R. Collins            Chairman of Collins, Inc., a consulting firm

Hugh E. Miller                Retired

Thomas P. Sweeney             Partner in the law firm of Richards, Layton &
                              Finger, P.A.

H. Stewart Dunn, Jr.          Partner in the law firm of Ivins, Phillips &
                              Barker

NAME OF DIRECTOR                                 OCCUPATION
----------------                                 ----------

R. Keith Elliot               Chairman of the Board and Chief Executive Officer
                              of Hercules Incorporated

Walter D. Mertz               Retired Senior Vice President of Wilmington Trust
                              Corporation and WTC; Associate Director

G. Burton Pearson             Retired Senior Vice President of Wilmington Trust
                              Corporation and WTC; Associate Director

Rex L. Mears                  President of Ray S. Mears and Sons, Inc.

Robert W. Tunnell, Jr.        Managing Partner of Tunnell Companies, L.P.

H. Rodney Sharp, III          Retired



                  The address of each of the foregoing directors is 1100 North Market Street, Wilmington, Delaware 19890.

                  Pursuant to separate Administrative Services Agreements between PFPC Inc. and WT Mutual Fund and between PFPC and The Rodney Square Strategic Equity Fund, PFPC provides administrative services to both Funds, including accounting and recordkeeping services and functions. PFPC is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                  The underwriter of each Fund's shares is Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.


                                  MISCELLANEOUS

                  AVAILABLE INFORMATION. Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance is required to file reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

                  LEGAL MATTERS Certain legal matters in connection with the issuance of Wilmington Growth Portfolio shares as part of the Reorganization will be passed upon by WT Mutual Fund's counsel, Pepper Hamilton LLP.

                  EXPERTS The audited financial statements of Growth Equity Portfolio for the fiscal year ended June 30, 1999, incorporated herein by reference and incorporated by reference in its Statement of Additional Information, have been audited by Ernst & Young LLP, auditors for The Rodney Square Strategic Equity Fund. The financial statements have been incorporated herein by reference in reliance on their reports given upon their authority as experts in auditing and accounting matters.

                  Since Wilmington Growth Portfolio is a newly-created shell fund, it has no assets, income or losses to report in a financial statement.

                                  APPENDIX A

                             PRINCIPAL SHAREHOLDERS

                  The following table sets forth the ownership of Growth Equity Portfolio's outstanding equity securities as of September 28, 1999 by each owner of 5% or more of a Fund's outstanding equity securities. Since Wilmington Growth Portfolio has not yet commenced operations, there are no owners of its shares.

                           AMOUNT
                        OF OWNERSHIP  NAME AND ADDRESS                PERCENTAGE
                        ------------  ----------------                ----------
GROWTH EQUITY PORTFOLIO  776,373.83   Wilmington Trust Company, Trustee    9.20%
                                      for Wilmington Trust Company
                                      Pension Trust
                                      P.O. Box 8882
                                      Wilmington, DE 19899
                       1,318,909.72   Wilmington Trust Company, Trustee   15.63%
                                      for Wilmington Trust Company
                                      401K Thrift Savings Plan
                                      P.O. Box 8882
                                      Wilmington, DE 19899

APPENDIX B
                             PRELIMINARY PROSPECTUS

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE PORTFOLIOS' REGISTRATION STATEMENT FILED WITH THE SECURITY EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE OFFERS OR SALES ARE NOT PERMITTED.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                OF WT MUTUAL FUND

================================================================================


                          PROSPECTUS DATED______, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these mutual funds:

[BULLET] are not bank deposits
[BULLET] are not obligations of, or guaranteed or endorsed by Wilmington Trust
         Company or any of its affiliates
[BULLET] are not federally insured
[BULLET] are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
[BULLET] are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................3
HISTORY OF EACH PORTFOLIO.          Performance Information....................5
                                    Fees and Expenses..........................9
                                    Investment Objectives.....................11
                                    Primary Investment Strategies.............12
                                    Additional Risk Information...............19
                                    Financial Highlights......................21

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Advisers.......................23
                                    Portfolio Managers........................24
                                    Service Providers.........................27

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.........................29
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares........................29
THE PORTFOLIOS.                     Redemption of Shares......................31
                                    Exchange of Shares........................32
                                    Distributions.............................33
                                    Taxes.....................................33

DETAILS ON DISTRIBUTION             DISTRIBUTION ARRANGEMENTS
PLANS AND THE PORTFOLIOS'           Rule 12b-1 Fees...........................34
MASTER/FEEDER FUND                  Master/Feeder Structure...................35
ARRANGEMENT.                        Share Class...............................35


                                    FOR MORE INFORMATION..............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                    THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

PORTFOLIO DESCRIPTION
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.
         -----------------------------------------------------------------------

SUMMARY
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS "CAP"?
         Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
         -----------------------------------------------------------------------

Investment Objective   [BULLET] The LARGE CAP GROWTH PORTFOLIO and
                                the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital.
                       [BULLET] The LARGE CAP CORE PORTFOLIO, the LARGE CAP
                                VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation.
                       [BULLET] The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks
                                superior long-term capital appreciation.
--------------------------------------------------------------------------------
Investment Focus       [BULLET] Equity (or related) securities
--------------------------------------------------------------------------------
Share Price Volatility [BULLET] Moderate to high
--------------------------------------------------------------------------------
Principal Investment   [BULLET] Each Portfolio operates as a "feeder fund" which
Strategy means that the Portfolio does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolios invest all of their assets in master funds which are separate series of WT Investment Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.
                       [BULLET] The LARGE CAP GROWTH PORTFOLIO invests in the WT
                                Large Cap Growth Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $2 billion or more, which have above average earnings potential compared to the securities market as a whole. The Series' adviser purchases stock it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the Stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate.

                                The adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, and when a stock under performs the market or its peer group.

--------------------------------------------------------------------------------
                       [BULLET] The LARGE CAP CORE PORTFOLIO invests in the
                                Large Cap Core Series, which invests at least 65% of its total assets, under normal conditions, primarily in a diversified portfolio of U.S. equity (or related) securities or medium and large cap corporations with strong growth and value characteristics.
                       [BULLET] The SMALL CAP CORE PORTFOLIO invests in the
                                Small Cap Core Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $2 billion or less at the time of purchase. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
                       [BULLET] The INTERNATIONAL MULTI-MANAGER PORTFOLIO
                                invests in the International Multi-Manager
                                Series, which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers.
                       [BULLET] The LARGE CAP VALUE PORTFOLIO invests in the
                                Large Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability, and invests in stocks which are ignored by financial analysts. The Series' adviser looks for companies facing dynamic changes such as merger or acquisition, restructuring, change of management, or other type of change in operation, financing or management. The series' adviser sets valuation parameters using relative ratios and target prices. The adviser seeks stocks believed to have a greater upside potential than downside risk over an 18 to 24 mouth holding period. The Series sells a stock when its target price has been reached, and when company fundamentals do not change within the stock holding period to bring the stock to its target price.
                       (BULLET) The MID CAP VALUE PORTFOLIO invests in the Mid
                                Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability.
                       [BULLET] The SMALL CAP VALUE PORTFOLIO invests in the
                                Small Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability.

--------------------------------------------------------------------------------
Principal Risks            The Portfolios are subject to the following risks
                           summarized below which are further described under
                           "Additional Risk Information."
                       [BULLET] An investment in a Portfolio is not a deposit of
                                Wilmington Trust Company or any of its
                                affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                       [BULLET] It is possible to lose money by investing in a
                                Portfolio.
                       [BULLET] A Portfolio's share price will fluctuate in
                                response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.
                       [BULLET] Small cap companies may be more vulnerable than
                                larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.
                       [BULLET] The International Multi-Manager Portfolio is
                                subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.
                       [BULLET] The International Multi-Manager Portfolio is not
                                authorized to depart from its primary investment policies and temporarily pursue a defensive investment policy, even during periods of declining markets. Consequently, they are subject to a greater risk of capital
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                loss if adverse market conditions arise and
                                persist in the future than funds which are
                                permitted to adopt a defensive position.
                       [BULLET] Growth-oriented investments may be more volatile
                                than the rest of the U.S. stock market as a
                                whole.
                       [BULLET] A value-oriented investment approach is subject
                                to the risk that a security believed to be
                                undervalued does not appreciate in value as
                                anticipated.
                       [BULLET] The performance of a Portfolio will depend on
                                whether or not the adviser or sub-adviser is
                                successful in pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile           Investors who want the value of their investment to
                           grow and who are willing to accept more volatility
                           for the possibility of higher returns.
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
The chart below shows the changes in annual total returns for the Large Cap Growth Portfolio for the last 10 calendar years of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. The Portfolio's investment policy now calls for investments to be made exclusively in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

Bar Chart [Graphic Omitted]

EDGAR Representation of Data Points Used in Printed Graphic

                      CALENDAR YEAR TOTAL RETURNS
                      ---------------------------
                1989                               27.15%
                1990                               (7.15)%
                1991                               41.54%
                1992                                5.95%
                1993                               14.57%
                1994                                (.23)%
                1995                               28.43%
                1996                               24.25%
                1997                               27.50%
                1998                               23.58%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                       BEST QUARTER        WORST QUARTER
                          25.34%             -17.12%
                    (December 31, 1998) (September 30, 1990)

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         -----------------------------------------------------------------------

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98      1 YEAR       5 YEARS        10 YEARS
-------------------------------------      ------       -------        --------
Large Cap Growth Portfolio                 23.58%       20.19%         17.67%
S&P 500 Index*                             28.58%       24.06%         19.19%

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
         -----------------------------------------------------------------------

                       WILMINGTON LARGE CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                           BEST QUARTER      WORST QUARTER
                                --%              --%
                            (___, 199_)       (___, 199_)

Institutional Shares                                           SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98       1 YEAR             (JANUARY 1995)
-------------------------------------       ------             --------------
Large Cap Core Portfolio
S&P 500 Index*

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                       WILMINGTON SMALL CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Service Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                           BEST QUARTER         WORST QUARTER
                              20.59%              -17.92%
                       (September 30, 1997)    (June 30, 1998)

Institutional Shares                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98        1 YEAR           (APRIL 1, 1997)
-------------------------------------        ------           ---------------
Small Cap Core Portfolio                     -2.32%           17.40%
Russell 2000 Index*                          -2.54%           13.99%

-------------------------

* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, the past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                          BEST QUARTER           WORST QUARTER
                             16.21%                 -22.76%
                      (September 30, 1989)    (September 30, 1990)

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98           1 YEAR      5 YEARS     10 YEARS
-------------------------------------           ------      -------     --------
International Multi-Manager Portfolio           13.48%      6.17%       9.06%
Morgan Stanley Capital International Europe,
Australasia and Far East Index                  20.00%      9.19%       5.54%
-------------------------

                      WILMINGTON LARGE CAP VALUE PORTFOLIO
The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Value Stock Fund, a collective instrument fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

Bar Chart [Graphic Omitted]
EDGAR Representation of Data Points Used in Printed Graphic

                      CALENDAR YEAR TOTAL RETURNS

                1992                               13.48%
                1993                               13.75%
                1994                               (1.64)%
                1995                               34.38%

                1996                               21.86%
                1997                               24.55%
                1998                               (2.75)%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                      BEST QUARTER        WORST QUARTER
                         13.48%             -10.62%
                      (June 30, 1997)  (September 30, 1998)

Institutional Shares                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR    5 YEARS    (DECEMBER 1, 1991)
-------------------------------------    ------    -------    ------------------
Large Cap Value Portfolio                -2.75%    14.30%     15.29%
S&P 500 Index                            28.58%    24.06%     21.08%
-------------------------

                       WILMINGTON MID CAP VALUE PORTFOLIO
The Portfolio has not been in operation for a full calendar year.

Institutional Shares                               SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR    (JANUARY 6, 1998)
-------------------------------------    ------    -----------------
Mid Cap Value Portfolio                  _____%    _____%
Russell Mid Cap Index*                   10.10%    _____%
-------------------------
* The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER      WORST QUARTER
                             --%               --%
                         (___, 199_)       (___, 199_)

Institutional Shares                                        SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98         1 YEAR        (OCTOBER 1, 1995)
-------------------------------------         ------        -----------------
Small Cap Value Portfolio                     -12.21%       -2.24%
Russell 2000 Index*                           15.40%        11.45%
-------------------------
* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
         -----------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES
ANNUAL FUND OPERATING                                                                               INTERNATIONAL
EXPENSES (EXPENSES THAT ARE              LARGE CAP GROWTH     LARGE CAP CORE     SMALL CAP CORE     MULTI-MANAGER
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO         PORTFOLIO
                                             ---------           ---------          ---------         ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                      0.00%               0.00%              0.00%              0.00%
Other expenses                                 0.25%                   %                  %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              0.80%                   %                  %                  %
Waivers/reimbursements                         0.05%                   %                  %                  %
Net expenses                                   0.75%               0.80%              0.80%              1.00%
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               LARGE CAP VALUE      MID CAP VALUE     SMALL CAP VALUE
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                      0.00%               0.00%              0.00%
Other expenses                                 0.29%                   %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              0.84%                   %                  %
Waivers/reimbursements                         0.09%                   %                  %
Net expenses                                   0.75%               1.50%              1.38%
-------------------------

1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Institutional Shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Institutional shares exceed 0.75% for the Large Cap Growth Portfolio; .80% for the Large Core Portfolio; 0.75% for the Large Cap Value Portfolio; 0.80% for the Small Cap Core Portfolio; and 1.00% for the International Multi-Manager Portfolio. This waiver will remain in place until the Board of Trustees approves its termination. The management fees, other expenses and total annual operating expenses reflected in the table above are based on the Portfolios' actual expenses for the fiscal year ended June 30, 1999.


INVESTOR SHARES
ANNUAL FUND OPERATING                                                                                INTERNATIONAL
EXPENSES (EXPENSES THAT ARE              LARGE CAP GROWTH     LARGE CAP CORE     SMALL CAP CORE     MULTI-MANAGER
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------          ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%              0.25%
Other expenses                                 0.25%                   %                  %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              1.05%                   %                  %                  %
Waivers/reimbursements                         0.05%                   %                  %                  %
Net expenses                                   1.00%               1.05%              1.05%              1.25%

INVESTOR SHARES CONTINUED....
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               LARGE CAP VALUE      MID CAP VALUE     SMALL CAP VALUE
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%
Other expenses                                 0.29%                   %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              1.09%                   %                  %
Waivers/reimbursements                         0.09%                   %                  %
Net expenses                                   1.00%               1.75%              1.63%

-------------------------

1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Investor Shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Investor shares exceed 1.00% for the Large Cap Growth Portfolio, 1.05% for the Large Cap Core Portfolio, 1.05% for the Small Cap Core Portfolio, 1.25% for the International Multi-Manager Portfolio and 1.00% for the Large Cap Value Portfolio of Trustees. This waiver will remain in place until the Board of Trustees approves its termination. The management fees, other expenses and total annual operating expenses reflected in the table above are based on the Portfolios' actual expenses for the fiscal year ended June 30, 1999.

EXAMPLE

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
[BULLET]  you reinvested all dividends and other distributions;
[BULLET]  the average annual return was 5%;
[BULLET] the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and
[BULLET]  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:
INSTITUTIONAL SHARES                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------                   ------   -------   -------   --------
Large Cap Growth Portfolio              $82       $255     $444       $990
Large Cap Core Portfolio                $         $        $          $
Small Cap Core Portfolio                $         $        $          $
International Multi-Manager Portfolio   $         $        $          $
Large Cap Value Portfolio               $86       $268     $466       $1037
Mid Cap Value Portfolio                 $         $        $          $
Small Cap Value Portfolio               $         $        $          $

INVESTOR SHARES                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------                        ------   -------   -------   --------
Large Cap Growth Portfolio              $107      $334     $579      $1283
Large Cap Core Portfolio                $         $        $         $
Small Cap Core Portfolio                $         $        $         $
International Multi-Manager Portfolio   $         $        $         $
Large Cap Value Portfolio               $111      $347     $601      $1329
Mid Cap Value Portfolio                 $         $        $         $
Small Cap Value Portfolio               $         $        $         $

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The LARGE CAP GROWTH PORTFOLIO and the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The LARGE CAP CORE PORTFOLIO, the LARGE CAP VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the S&P 500 Index (for the Large Cap Growth and Large Cap Core Portfolios); the Russell 1000 Index for the Large Cap Value Portfolio; the Russell 2000 Index, (for the Small Cap Core, and the Small Cap Value Portfolios); and the Russell Mid Cap Index (for the Mid Cap Value Portfolio), the Morgan Stanley Capital International Europe, Australasia and Far East Index (for the International Multi-Manager Portfolio). For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies."

PRIMARY INVESTMENT STRATEGIES

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
         -----------------------------------------------------------------------

The LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of U.S.corporations that are judged by the adviser to have strong growth characteristicsand, with respect to at least 65% of the Series' total assets, have a market capitalization of $2 billion or higher at the time of purchase;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] options on indexes of the common stock of U.S. corporations described above; and
[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in the Series. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Series combines three distinct components, each of which is intended to enhance returns and add balance.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 65%, of the Series' total assets:
     [BULLET] Mature, predictable businesses
     [BULLET] Capital appreciation and income
     [BULLET] Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets:
     [BULLET] Superior long-term potential
     [BULLET] Strong niche or franchise
     [BULLET] Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets:
     [BULLET] Stable return, independent of the market
     [BULLET] Unusually favorable risk/reward characteristics
     [BULLET] Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective.

The LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and
[BULLET] cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

As a temporary defensive investment policy, the Large Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE SMALL CAP FUNDS?
         Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.
         -----------------------------------------------------------------------

The SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of less than $2 billion at the time of purchase;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] options on indexes of the common stock of U.S. corporations described above; and
[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Series' objective of long-term growth of capital, the Series' adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects and earnings power has not proven optimistic.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE INTERNATIONAL FUNDS?
         International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
         -----------------------------------------------------------------------

The INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series, which, at all times, invests at least 85% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of foreign issuers;
[BULLET] preferred stocks and/or debt securities that are convertible securities of such foreign issuers; and
[BULLET] open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of issuers located outside of the United States. The Series may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. Three sub-advisers, Clemente Capital, Inc., Invista Capital Management Inc., and Scudder Kemper Investments, Inc., manage the assets of the Series. The adviser allocates the Series' assets among each sub-adviser in roughly equal portions and then allows each sub-adviser to use its own investment approach and strategy to achieve the Series' objective.

Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global environment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the Series. Series holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Series holdings are sold when the relative attractiveness of a security is not as great as additions proposed by a member of the investment team.

Scudder Kemper's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Series holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

The Series utilizes this multiple sub-adviser arrangement to reduce volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE VALUE FUNDS?
         Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
         -----------------------------------------------------------------------

THE VALUE PORTFOLIOS: Through their investment in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

         The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

         The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

  [BULLET] Financial models based principally upon projected cash flows [BULLET] The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
  [BULLET] The extent of management's ownership interest in the company [BULLET] The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

         The adviser also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

         The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

         By reviewing historical relationships and understanding the characteristics of a business, the adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

         An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] options on indexes of the common stock of U.S. corporations described above;
[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and
[BULLET] without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:

[BULLET] common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;

[BULLET] securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] warrants; and
[BULLET] without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a "NRSRO", in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified portfolio of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;
[BULLET] securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] warrants; and
[BULLET] without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Series turnover rate is normally expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

[BULLET] CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)
[BULLET] DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
[BULLET] FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)
[BULLET] GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)
[BULLET] MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
[BULLET] MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of the master fund.
[BULLET] OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
[BULLET] SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core Portfolio)
[BULLET] VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them
[BULLET] VALUE INVESTING RISK: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap

         Core Portfolios)
[BULLET] YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

         Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. Each Series' adviser or sub-adviser will relay on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, is shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by ______, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

         [FINANCIAL HIGHLIGHTS TABLES TO BE INSERTED IN FINAL PROSPECTUS]

MANAGEMENT OF THE FUND
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

Wilmington Trust Company, the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. WTC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, WTC allocates the Series' assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under an advisory agreement, the Large Cap Core Series pays a monthly fee to WTC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays WTC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. The International Multi-Manager Series pays WTC a monthly advisory fee at the annual rate of 0.65% of the Series' average daily net assets. Prior to November 1, 1999, WTC served as investment adviser to the Large Cap Growth Series and the Large Cap Value Series. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers), as a percentage of each Series, average daily net assets:

WT Large Cap Growth Series                  %
Large Cap Value Series                      %
Small Cap Core Series                       %
International Multi-Manager Series          %

For the period from October 20, 1998 to June 30, 1999, WTC received advisory fees of ___% from the Large Cap Core Series. The Series' previous adviser, Kiewit Investment Management Corp., received advisory fees of ___% for the period from July 1 to October 19, 1998.

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the supervision of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed equity investments, including a mutual fund, for more than twenty-five years. As of September 30, 1999, CRM has over $4 billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of its first 1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay CRM a monthly advisory fee of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.55% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, CRM received advisory fees of ___% for the Large Cap Value Series, ___% for Mid Cap Value Series and ___% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

Roxbury Capital Management, Inc., 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities in the management of separate accounts and, as of _______, 1999, has assets of approximately $______ under management. Roxbury does not currently advise any other mutual fund.

Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets.

PORTFOLIO MANAGERS
E. MATTHEW BROWN, Vice President of WTC leads a "growth" team and is responsible for the day-to-day management of the Large Cap Core Series. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

Mr. Brown also is responsible for co-management of the Small Cap Core Series.

THOMAS P. NEALE, CFA, Vice President, Equity Research Division of WTC is a member of the "growth" team and is responsible for the co-management of the Small Cap Core Series. Mr. Neale joined Wilmington Trust in 1986 as an Institutional Multi-Manager Portfolio Manager. Currently he specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

ROBERT J. CHRISTIAN, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-

Manager Series. Mr. Christian has been a Director of Wilmington Management Corporation since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Series; Scott L. Scher and Christopher Fox are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN President and Chief Executive Officer since 1983 and Co-Chief Investment Officer of CRM. He has been with CRM for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with CRM, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and a M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of CRM. He has been with CRM for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM since 1993 where he is responsible for investment research. Prior to joining CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM since 1995 where he is responsible for investment research. Prior to joining CRM in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, a M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President at CRM. Kevin joined CRM in 1989. He is responsible for investment research. Formerly, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrageur with The First Boston Corporation. He received a BS from Columbia University School of Engineering and Applied Science.

CHRISTOPHER S. FOX, CFA joined CRM in 1999 as a Vice President and has over fifteen years experience in the Investment business. In 1995 Chris co-founded Schaenen Fox Capital

Management, LLC, a hedge fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analyst. Chris earned a BA in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

ADAM L. STARR joined CRM in 1999 as a Vice President and is responsible for investment research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Adam earned an MBA from Columbia University.

The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SUB-ADVISERS
The International Multi-Manager Series has three sub-advisers, Clemente Capital Inc., Invista Capital Management, Inc. and Scudder Kemper Investments, Inc. Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. Clemente manages in excess of $500 million in assets. Leopoldo M. Clemente, President and Chief Investment Officer serves as portfolio manager for the portion of the International Multi-Manager Series' assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years.

Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. Invista manages in excess of $26 billion in assets, of which approximately $3.8 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Multi-Manager Series under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

Scudder Kemper, located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. Scudder Kemper manages in excess of $200 billion in assets, with approximately $30 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene
T. Cheng serves as the lead portfolio manager for the portion of the International Multi-Manager Series' assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

CHART

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares
         -----------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios' offices are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Memorial Day       Veterans Day
     Martin Luther King, Jr. Day     Independence Day   Thanksgiving Day
     President's Day                 Labor Day          Christmas Day
     Good Friday                     Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         [BULLET] Directly by mail or by wire
         [BULLET] As a client of WTC through a trust account or a corporate cash management account
         [BULLET] As a client of a Service Organization
         -----------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor or Institutional class shares of each Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  BY REGULAR MAIL:             BY OVERNIGHT MAIL:
                  ---------------              -----------------
                  WT Mutual Fund               WT Mutual Fund
                  c/o PFPC Inc.                c/o PFPC Inc.
                  P.O. Box _____               400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899        Wilmington, DE  19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) ______ for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         [BULLET] By mail
         [BULLET] By telephone
         -----------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  BY REGULAR MAIL:            BY OVERNIGHT MAIL:
                  ---------------             -----------------
                  WT Mutual Fund              WT Mutual Fund
                  c/o PFPC Inc.               c/o PFPC Inc.
                  P.O. Box _____              400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899       Wilmington, DE  19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below such amount after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

The Mid Cap Value, Small Cap Value and Large Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within the family of funds.
         -----------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for the same class of shares of certain other Portfolios of the Fund. These other Portfolios are:

Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Premier Money Market Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Intermediate Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio

Wilmington Small Cap Core Portfolio
Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington International Equity Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) ______ . To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

Distributions from the net investment income of each Portfolio dividends are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares unless you have elected to receive the distributions in cash.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in Securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable Securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. The Portfolios' distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth Portfolio, the Small Cap Core Portfolio and the International Multi-Manager Portfolio, anticipates the distribution of net capital gain. Each of the Large Cap Value Portfolio, the Mid Cap Value Portfolio and the Small Cap Value Portfolio anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         -----------------------------------------------------------------------

The Investor class of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to PDI for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the Investor class of shares, the maximum distribution fees as a percentage of average daily net assets are as follows:

Large Cap Growth Portfolio Investor Class                   0.25%
Large Cap Core Portfolio Investor Class                     0.25%
Small Cap Core Portfolio Investor Class                     0.25%
International Multi-Manager Portfolio Investor Class        0.25%
Large Cap Value Portfolio Investor Class                    0.25%
Mid Cap Value Portfolio Investor Class                      0.25%
Small Cap Value Portfolio Investor Class                    0.25%

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASS
The Portfolios issue Investor and Institutional classes. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Other investors may purchase the Investor Class.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) ______
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-___-____.



The investment company registration number for the WT Mutual Fund is 811-08648.

                                   APPENDIX C

                                     FORM OF
                                  AGREEMENT AND
                             PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), is made as of September __, 1999, by and between The Rodney Square Strategic Equity Fund, a Massachusetts business trust (the "RS Fund"), on behalf of its series of shares, the Large Cap Growth Equity Portfolio (the "RS Portfolio"), WT Investment Trust I, a Delaware business trust ("WT Trust"), on behalf of its series of shares, WT Large Cap Growth Series (the "WT Master Series"), and WT Mutual Fund, a Delaware Business Trust ("WT Mutual Fund"), on behalf of its series of shares, Wilmington Large Cap Growth Portfolio (the "WT Feeder Portfolio").

                  WHEREAS, the RS Fund is a business trust organized under Massachusetts law and a Declaration of Trust dated November 10, 1999; the RS Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); RS Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $0.01 per share, of which it has allocated an unlimited number of shares to the RS Portfolio; the RS Portfolio is a duly organized and a validly existing series of RS Fund; and

                  WHEREAS, WT Trust is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated January 23, 1997; WT Trust is an open-end, management investment company registered under the 1940 Act; WT Trust has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Master Series; and the WT Master Series is duly organized and a validly existing series of WT Trust;

                  WHEREAS, WT Mutual Fund is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated July 19, 1994; WT Mutual Fund is an open-end, management investment company registered under the 1940 Act; WT Mutual Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Feeder Portfolio; and the WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund; and

                  WHEREAS, WT Trust and WT Mutual Fund together operate in a master/feeder fund arrangement whereby each series of WT Mutual Fund is a feeder fund investing substantially all of its assets in a corresponding series of WT Trust,

                  NOW, THEREFORE, in consideration of the mutual premises and of the covenants and agreements hereinafter set forth, the parties hereto agree at the Effective Time (as defined in Section 10 of this Agreement) to effect (i) the transfer of all the assets of the RS Portfolio to the WT Feeder Portfolio solely in exchange for (a) the assumption by the WT Feeder Portfolio of all or substantially all of the liabilities of the RS Portfolio and (b) shares of equal value of the WT Feeder Portfolio, (ii) the distribution of such shares of WT Feeder Portfolio to the holders of shares of the RS Portfolio in liquidation of the RS Portfolio and
(iii) the transfer by the WT Feeder Portfolio of the assets and liabilities referenced in clause (i) above to WT Master Series solely in exchange for shares of beneficial interest of WT Master Series on the terms and conditions hereinafter set forth. For convenience, the shares of WT Feeder Portfolio that are given in exchange for the assets of the RS Portfolio are referred to hereinafter as the "WT Feeder Shares," and the shares of WT Master Series that are given to WT Feeder Portfolios in exchange for assets and liabilities are referred to hereinafter as the WT Master Shares. The parties hereto covenant and agree as follows:

                  1. TRANSFER OF ASSETS AND LIABILITIES BY RS PORTFOLIO.

                  (a) At the Effective Time, the RS Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the WT Feeder Portfolio, and the WT Feeder Portfolio shall acquire all such assets, and shall assume all such liabilities of the RS Portfolio, in exchange for delivery to the RS Portfolio of a number of WT Feeder Shares (both full and fractional) equivalent in number and value to the RS Portfolio Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the RS Portfolio, to be transferred shall be set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A.

                  (b) The assets of the RS Portfolio to be transferred pursuant to this Section 1 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the RS Portfolio and other property owned by the RS Portfolio at the Effective Time.

                  2. TRANSFER OF ASSETS AND LIABILITIES TO MASTER FUND.

                  Immediately upon the transfer of assets pursuant to Section 1 of this Agreement, WT Feeder Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities to the WT Master Series, and the WT Master Series shall acquire all such assets, and shall assume all such liabilities of the WT Feeder Portfolio, in exchange for delivery to the WT Feeder Portfolio of a number of WT Master Shares (both full and fractional) equivalent in aggregate value to the WT Feeder Shares outstanding immediately prior to such transfer.

                  (a) The assets of the WT Feeder Portfolio to be transferred pursuant to this Section 2 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), as well as any claims or rights of action or rights to register shares under applicable securities laws.

                  (b) Approval of this Agreement by the shareholders of the RS Portfolio shall be deemed to authorize and direct the Board of Trustees of RS Fund to execute a form of shareholder consent approving the Investment Advisory Agreement between the WT Master Series and Roxbury Capital Management, L.L.C. and the selection of the firm of Ernst & Young LLP to serve as the independent auditors for WT Feeder Portfolio and WT Master Series for the fiscal year ending June 30, 2000.

                  3. LIQUIDATION OF THE RS PORTFOLIO.

                  Promptly after the Effective Time, the RS Portfolio will liquidate, and the WT Feeder Shares (both full and fractional) which were acquired by the RS Portfolio pursuant to Section 1 of this Agreement will be distributed to the shareholders of record of the RS Portfolio as of the Effective Time in exchange for their respective RS Portfolio shares and in complete liquidation of the RS Portfolio. Each shareholder of the RS Portfolio will receive a number of WT Feeder Shares equal in number and value to the RS Portfolio shares held by that shareholder, and each RS Portfolio share and WT Feeder Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the WT Feeder Portfolio in the name of each shareholder of record of the RS Portfolio and representing the respective number of WT Feeder Shares due such shareholder. As soon as practicable after the Effective Time, the RS Fund shall take all steps as shall be necessary and proper to effect a complete termination of the RS Portfolio pursuant to the laws of Massachusetts. After the Effective Time, the RS Portfolio shall not conduct any business except in connection with its liquidation.

                  4. REPRESENTATIONS AND WARRANTIES OF WT MASTER SERIES.

                  WT Trust represents and warrants to the RS Portfolio and the WT Feeder Portfolio as follows:

                  (a) ORGANIZATION, EXISTENCE, ETC. WT Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

                  (b) REGISTRATION AS INVESTMENT COMPANY. WT Trust has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.

                  (c) FINANCIAL STATEMENTS. The audited financial statements of WT Trust, dated as of June 30, 1999, which will be delivered to the RS Portfolio and WT Feeder Portfolio at the Effective Time, fairly present the financial position of the WT Trust as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the WT Trust's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

                  (d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Master Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable and exempt from registration or qualification under the Securities Act of 1933 and the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.

                  (e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Trust, on behalf of the WT Master Series, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT Trust's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Master Series is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) LIABILITIES. There are no liabilities of the WT Master Series, whether or not determined or determinable, other than liabilities previously disclosed to the RS Portfolio and WT Feeder Portfolio, none of which will be materially adverse to the business, assets or results of operations of the WT Master Series. The WT Trust's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.

                  (g) LITIGATION. Except as previously disclosed to the RS Portfolio and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Trust, threatened which would materially adversely affect the WT Master Series or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) CONTRACTS. Except for contracts and agreements disclosed to the RS Portfolio and WT Feeder Portfolio, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Master Series identified in Schedule 4(h), attached hereto, which are to be approved in connection with this Reorganization, the WT Master Series is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Master Series required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the WT Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

                  5. REPRESENTATIONS AND WARRANTIES OF WT FEEDER PORTFOLIO.

                  WT Mutual Fund represents and warrants to the RS Portfolio and WT Master Series as follows:

                  (a) ORGANIZATION, EXISTENCE, ETC. WT Mutual Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

                  (b) REGISTRATION AS INVESTMENT COMPANY. WT Mutual Fund has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.

                  (c) FINANCIAL STATEMENTS. The audited financial statements of WT Mutual Fund, dated as of June 30, 1999, which will be delivered to the RS Portfolio and WT Master Series as of the Effective Time, fairly present the financial position of the WT Mutual Fund as of the date thereof and since June 30, 1999, there has not been any material adverse change in the WT Mutual Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

                  (d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Feeder Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable. The WT Feeder Shares that will be distributed to the RS Portfolio shareholders pursuant to Section 3 shall be duly registered under the Securities Act of 1933 and will be duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.

                  (e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Mutual Fund, on behalf of the WT Feeder Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT Mutual Fund's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Feeder Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) LIABILITIES. There are no liabilities of the WT Feeder Portfolio, whether or not determined or determinable, other than liabilities previously disclosed to the RS Portfolio and WT Master Series, none of which will be materially adverse to the business, assets or results of operations of the WT Feeder Portfolio. WT Mutual Fund's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.

                  (g) LITIGATION. Except as previously disclosed to the RS Portfolio and WT Master Series, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Mutual Fund, threatened which would materially adversely affect the WT Feeder Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) CONTRACTS. Except for contracts and agreements disclosed to the RS Portfolio and WT Master Series, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Feeder Portfolio identified in Schedule 5(h) attached hereto, which are to be approved in connection with this Reorganization, the WT Feeder Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Feeder Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of WT Mutual Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

                  6. REPRESENTATIONS AND WARRANTIES OF THE RS PORTFOLIO.

                  The RS Fund represents and warrants to the WT Master Series and WT Feeder Portfolio as follows:

                  (a) ORGANIZATION, EXISTENCE, ETC. The RS Fund is a business trust duly organized, validly existing and in good standing under the laws of Massachusetts and has the power to carry on its business as it is now being conducted.

                  (b) REGISTRATION AS INVESTMENT COMPANY. RS Fund is registered under the 1940 Act as an open end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) FINANCIAL STATEMENTS. The audited financial statements of the RS Fund relating to the RS Portfolio for the fiscal year ended June 30, 1999, as delivered to the WT Master Series and WT Feeder Portfolio, fairly represent the financial position of the RS Portfolio as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the RS Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

                  (d) MARKETABLE TITLE TO ASSETS. The RS Portfolio will have at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the WT Feeder Portfolio. Upon delivery and payment for such assets, the WT Feeder Portfolio will have good and marketable title thereto without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

                  (e) AUTHORITY RELATIVE TO THIS AGREEMENT. RS Fund, on behalf of the RS Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by RS Fund's Board of Trustees, and other than approval by the shareholders of the RS Portfolio who shall be entitled to vote on such actions, no other proceedings by the RS Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The RS Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) LIABILITIES. There are no liabilities of the RS Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the RS Portfolio's financial statements referenced in Section 6(c) hereof, and liabilities incurred in the ordinary course of business subsequent to June 30, 1999, or otherwise previously disclosed to the

WT Master Series and WT Feeder Portfolio, none of which has been materially adverse to the business, assets or results of operations of the RS Portfolio. RS Fund's registration statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (g) LITIGATION. Except as previously disclosed to the WT Master Series and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the knowledge of the RS Fund, threatened which would materially adversely affect the RS Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) CONTRACTS. Except for contracts and agreements disclosed to the WT Master Series and WT Feeder Portfolio, under which no default exists, the RS Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the RS Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the RS Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

                  7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WT MASTER SERIES AND WT FEEDER PORTFOLIO.

                  (a) All representations and warranties of the RS Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

                  (b) The WT Master Series and WT Feeder Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the WT Master Series and WT Feeder Portfolio, to the effect that (i) the RS Portfolio is duly organized and validly existing as a series of RS Fund under the laws of the Commonwealth of Massachusetts; (ii) RS Fund is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the RS Fund, on behalf of the RS Portfolio, and this Agreement has been duly executed and delivered by the RS Fund on behalf of the RS Portfolio and is a valid and binding obligation of the RS Fund, on behalf of the RS Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the RS Portfolio to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Feeder Portfolio or WT Master Series.

                  (c) The RS Portfolio shall have delivered to the WT Feeder Portfolio at the Effective Time the RS Portfolio's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer of the RS Portfolio as to the aggregate asset value of the RS Portfolio's portfolio securities.

                  8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RS PORTFOLIO.

                  (a) All representations and warranties of the WT Master Series and WT Feeder Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

                  (b) The RS Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the RS Portfolio, to the effect that: (i) WT Master Series is duly organized and a validly existing series of WT Trust and WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund under the laws of the State of Delaware; (ii) WT Trust and WT Mutual Fund are each open-end management investment companies registered under the 1940 Act;
(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the WT Master Series and WT Feeder Portfolio and this Agreement has been duly executed and delivered by the WT Trust and WT Mutual Fund and is a valid and binding obligation of the WT Master Series and WT Feeder Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the WT Master Series or WT Feeder Portfolio to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Master Series or WT Feeder Portfolio; and (v) the WT Master Shares and WT Feeder Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

                  (c) WT Feeder Portfolio shall have delivered to the RS Portfolio at the Effective Time, a certificate of its Treasurer as to the value of the aggregate assets of the WT Feeder Portfolio, if any.

                  9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RS PORTFOLIO, WT MASTER SERIES AND WT FEEDER PORTFOLIO.

                  The obligations of the RS Portfolio, WT Master Series and WT Feeder Portfolio to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority from the United States Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary, in the opinion of the parties and their counsel, to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                  (b) The Registration Statements on Form N-1A of WT Trust and WT Mutual Fund shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of each such fund, such effectiveness shall not be suspended and no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  (c) The RS Portfolio, WT Master Series and WT Feeder Portfolio shall have received on or before the Effective Time an opinion of counsel satisfactory to the RS Portfolio, WT Master Series and WT Feeder Portfolio which opinion will be based on current law and normal and customary assumptions and representations, substantially to the effect that for Federal income tax purposes:

                    (1) The transactions described in Sections 1 and 3 of this Agreement will constitute a reorganization as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended;

                    (2) No gain or loss will be recognized to the RS Portfolio upon the transfer of its assets in exchange solely for the WT Feeder Shares and the assumption by the WT Feeder Portfolio of the corresponding RS Portfolio's stated liabilities;

                    (3) No gain or loss will be recognized by the WT Feeder Portfolio the WT Master Series on its receipt of the WT Feeder Fund's assets in exchange for the WT Master Shares and the assumption by the WT Master Series of the WT Feeder Portfolio's liabilities;

                    (4) The basis of the RS Portfolio's assets in the WT Master Series' hands will be the same as the basis of those assets in the RS Portfolio's hands immediately before the reorganization;

                    (5) The WT Master Series' holding period for the assets transferred by the WT Feeder Portfolio will include the holding period of those assets in the RS Portfolio's hands and the holding period of those assets in the WT Feeder Portfolio's hands immediately before the reorganization;

                    (6) No gain or loss will be recognized to the RS Portfolio on the distribution of the WT Feeder Shares to the RS Portfolio's shareholders in exchange for their RS Portfolio shares;

                    (7) No gain or loss will be recognized to the RS Portfolio's shareholders as a result of the RS Portfolio's distribution of WT Feeder Shares to the RS Portfolio's shareholders in exchange for their shares of the RS Portfolio's stock;

                    (8) The basis of the WT Feeder Shares received by a RS Portfolio shareholder will be the same as the adjusted basis of that shareholder's RS Portfolio shares surrendered in exchange therefor; and

                    (9) The holding period of the WT Feeder Shares received by the RS Portfolio's shareholders will include the holding period of the shares of the RS Portfolio exchanged therefor, provided that said RS Portfolio shares were held as capital assets on the date of the conversion.

                  (d) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the RS Portfolio entitled to vote at a special meeting of shareholders.

                  (e) The Boards of WT Trust and WT Mutual Fund, at meetings duly called for such purpose, shall have authorized the issuance of the WT Master Shares and WT Feeder Shares, respectively, at the Effective Time in accordance with this Agreement.

                  (f) Shareholders shall have authorized the RS Fund Board of Trustees to vote to approve the Investment Advisory Agreement between the WT Master Series and Roxbury Capital Management LLC and the Board of the RS Fund shall have executed a consent for such purpose.

                  10. EFFECTIVE TIME OF THE REORGANIZATION.

                  The exchange of the RS Portfolio's assets for WT Feeder Shares and the subsequent exchange of the WT Feeder Portfolio's assets for WT Master Shares shall be effective as of the close of business on October 29, 1999, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

                  11. TERMINATION.

                  This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of RS Fund, WT Trust or WT Mutual Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

                  12. AMENDMENT AND WAIVER.

                  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of WT Feeder Shares to be paid to the RS Portfolio's shareholders under this Agreement to the detriment of the RS Portfolio's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

                  13. GOVERNING LAW.

                  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

                  14. NOTICES.

                  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

                           if to the RS Fund:

                                    c/o Wilmington Trust Company
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Robert J. Christian

                           if to WT Mutual Fund or WT Trust:

                                    c/o Wilmington Trust Company
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Robert J. Christian

                           with a copy to:

                                    Joseph V. Del Raso, Esq.
                                    Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    Philadelphia, PA  19103

                  15. FEES AND EXPENSES.

                  (a) The RS Portfolio, WT Master Series and WT Feeder Portfolio each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                  (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement shall be incurred by RS Portfolio, WT Master Series and WT Feeder Portfolio. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) fees and expenses of preparing and filing such forms as are necessary to comply with applicable state securities laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. The WT Feeder Portfolio shall pay its own federal securities law registration fees and any fees required under state securities laws.

                  16. HEADINGS, COUNTERPARTS, ASSIGNMENT.

                  (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

                  (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

                  17. ENTIRE AGREEMENT.

                  Each of WT Master Series, WT Feeder Portfolio and the RS Portfolio agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                  18. FURTHER ASSURANCES.

                  Each of WT Master Series, WT Feeder Portfolio and the RS Portfolio shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

                  19. BINDING NATURE OF AGREEMENT.

                  As provided in each fund's charter documents, this Agreement was executed by the undersigned officers of RS Fund, WT Trust and WT Mutual Fund, on behalf of each of the RS Portfolio, WT Master Series and WT Feeder Portfolio, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each corporation. Moreover, no series of a business trust shall be liable for the obligations of any other series of that business trust.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Attest: The Rodney Square Strategic Equity Fund, on behalf of Large Cap Growth Equity Portfolio




--------------------------        ---------------------------------------------



Attest:                           WT Investment Trust I, on behalf of WT Large
                                  Cap Growth Series




--------------------------        ---------------------------------------------



Attest:                           WT Mutual Fund, on behalf of Wilmington Large
                                  Cap Growth Portfolio




--------------------------        ---------------------------------------------

                        LARGE CAP GROWTH EQUITY PORTFOLIO
              (a series of The Rodney Square Strategic Equity Fund)

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                          (a series of WT Mutual Fund)


                       STATEMENT OF ADDITIONAL INFORMATION

                                October __, 1999

                  This Statement of Additional Information relates specifically to the proposed reorganization whereby WT Large Cap Growth Equity Portfolio ("Wilmington Growth Portfolio") would acquire all of the assets of Large Cap Growth Equity Portfolio solely in exchange for shares of equal value of Wilmington Growth Portfolio. This Statement of Additional Information consists of this cover page, the pro forma financial statements of Wilmington Growth Portfolio (giving effect to the reorganization) for the twelve month period ended June 30, 1999, set forth on the following pages, and the following described documents, each of which is incorporated by reference herein:

                  (1) The Statement of Additional Information of The Rodney
                      Square Strategic Equity Fund, dated May 1, 1999;

                  (2) The Annual Report to Shareholders of The Rodney Square
                      Strategic Equity Fund for the fiscal year ended
                      June 30, 1999;

                  (3) The Preliminary Statement of Additional Information of WT
                      Mutual Fund previously filed via EDGAR on August 12, 1999.

                  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated October ___, 1999 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained by calling toll-free 1-800-336-9970.

                        PRO FORMA SCHEDULE OF INVESTMENTS

                     Wilmington Large Cap Growth Portfolio

                 Schedule Of Portfolio Investments (Unaudited)

                                 June 30, 1999


                                                                     Rodney Square       Wilmington
                                                                   Large Cap Growth   Large Cap Growth        Pro Forma
                                                                   Equity Portfolio       Portfolio           Combined
Description                                            Shares        Market Value       Market Value (1)     Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.3%
COMMUNICATION & BROADCASTING -- 3.7%
MCI WORLDCOM, INC.                                    94,000        $ 8,107,500           -                  $ 8,107,500
                                                                    ----------------------------------------------------

                                                                      8,107,500           -                    8,107,500
                                                                    ----------------------------------------------------

DRILLING OIL & GAS WELLS -- 0.5%
ENRON OIL & GAS, CORP                                 50,000          1,012,500           -                    1,012,500
                                                                    ----------------------------------------------------

FINANCE & INSURANCE -- 8.0%

INSURANCE CARRIERS -- 6.0%
AMERICAN INT'L GROUP, INC                             80,000          9,365,000           -                    9,365,000
EQUITABLE COMPANIES, INC.                             26,000          1,742,000           -                    1,742,000
PROTECTIVE LIFE CORP.                                 65,000          2,145,000           -                    2,145,000
                                                                    ----------------------------------------------------
                                                                     13,252,000           -                   13,252,000
                                                                    ----------------------------------------------------
STATE & NATIONAL BANKS -- 2.0%
CITIGROUP INC.                                        75,748          3,598,030           -                    3,598,030
STATE STREET CORP.                                    10,000            853,750           -                      853,750
                                                                    ----------------------------------------------------
                                                                      4,451,780           -                    4,451,780
                                                                    ----------------------------------------------------
           Total Finance and Insurance                               17,703,780           -                   17,703,780
                                                                    ----------------------------------------------------

MANUFACTURING -- 47.1%

AIRCRAFT & AEROSPACE -- 3.4%
ALLIED-SIGNAL,INC.                                    60,000          3,780,000           -                    3,780,000
UNITED TECHNOLOGIES CORP.                             53,000          3,799,438           -                    3,799,438
                                                                    ----------------------------------------------------
                                                                      7,579,438           -                    7,579,438
                                                                    ----------------------------------------------------
COMPUTERS & OFFICE EQUIPMENT -- 10.3%
COMPUTER ASSOCIATES                                   60,250          3,313,750           -                    3,313,750
DELL COMPUTER, CORP.                                 100,000          3,700,000           -                    3,700,000
INTEL CORP.                                          134,000          7,973,000           -                    7,973,000
MICROSOFT CORP.*                                      84,800          7,647,900           -                    7,647,900
                                                                    ----------------------------------------------------
                                                                     22,634,650           -                   22,634,650
                                                                    ----------------------------------------------------
CONSUMER PRODUCTS -- 1.5%
FORTUNE BRANDS, INC.                                  60,000          2,482,500           -                    2,482,500
PROCTER & GAMBLE COMPANY                              9,000             803,250           -                      803,250
                                                                    ----------------------------------------------------
                                                                      3,285,750           -                    3,285,750
                                                                    ----------------------------------------------------
ELECTRONICS  -- 3.6%
ANALOG DEVICES, INC.*                                120,000          6,022,500           -                    6,022,500
MAXIM INTEGRATED PRODUCTS, INC                        30,200          2,008,300           -                    2,008,300
                                                                    ----------------------------------------------------
                                                                      8,030,800           -                    8,030,800
                                                                    ----------------------------------------------------
FOOD AND BEVERAGE -- 1.7%
COCA-COLA CO.                                         20,000          1,250,000           -                    1,250,000
PEPSICO INC.                                          65,000          2,514,688           -                    2,514,688
                                                                    ----------------------------------------------------
                                                                      3,764,688           -                    3,764,688
                                                                    ----------------------------------------------------
ELECTRICAL MACHINERY, EQUIP. & SUPPLIES -- 6.4%
GENERAL ELECTRIC CO.                                  71,000          8,023,000           -                    8,023,000
TYCO INTERNATIONAL LTD.                               64,000          6,064,000           -                    6,064,000
                                                                    ----------------------------------------------------
                                                                     14,087,000           -                   14,087,000
                                                                    ----------------------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT -- 1.9%
ILLINOIS TOOL WORKS, INC.                             50,000          4,100,000           -                    4,100,000
                                                                    ----------------------------------------------------
MANUFACTURING INDUSTRIES -- 1.3%
AMERICAN HOME PRODUCTS CORP.                          50,000          2,875,000           -                    2,875,000
                                                                    ----------------------------------------------------

OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
SCHLUMBERGER LTD.                                     36,384          2,317,206           -                    2,317,206
                                                                    ----------------------------------------------------

PHARMACEUTICAL PREPARATIONS -- 8.4%
ABBOTT LABORATORIES                                   55,000          2,502,500           -                    2,502,500
AMGEN, INC.                                           20,000          1,217,500           -                    1,217,500
BIOGEN, INC.                                          14,000            900,375           -                      900,375
BRISTOL-MEYERS                                        80,000          5,635,000           -                    5,635,000
JOHNSON & JOHNSON                                     55,000          5,390,000           -                    5,390,000
SCHERING-PLOUGH CORP.                                 53,000          2,809,000           -                    2,809,000
                                                                    ----------------------------------------------------
                                                                     18,454,375           -                   18,454,375
                                                                    ----------------------------------------------------

PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.5%
MEDTRONIC, INC.                                       35,000          2,725,625           -                    2,725,625
GUIDANT                                               55,000          2,829,063           -                    2,829,063
                                                                    ----------------------------------------------------
                                                                      5,554,688           -                    5,554,688
                                                                    ----------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.7%
LUCENT TECHNOLOGIES, INC.                             40,000          2,697,500           -                    2,697,500
TELLABS, INC.                                         40,000          2,702,500           -                    2,702,500
UNIPHASE CORP.                                        17,000          2,822,000           -                    2,822,000
                                                                    ----------------------------------------------------
                                                                      8,222,000           -                    8,222,000
                                                                    ----------------------------------------------------

TOBACCO -- 1.3%
PHILIP MORRIS COS,INC.                                70,000          2,813,125           -                    2,813,125
                                                                    ----------------------------------------------------
         Total Manufacturing                                         95,319,219           -                  103,718,719
                                                                    ----------------------------------------------------
SERVICES  -- 27.5%

AMUSEMENT & RECREATIONAL SERVICES -- 2.6%
CARNIVAL CORP.                                        40,000          1,940,000           -                    1,940,000
WARNER LAMBERT CO                                     54,000          3,746,250           -                    3,746,250
                                                                    ----------------------------------------------------
                                                                      5,686,250           -                    5,686,250
                                                                    ----------------------------------------------------
BUSINESS SERVICES -- 7.9%
AUTOMATIC DATA PROCESSING, INC                        61,000          2,684,000           -                    2,684,000
BERKSHIRE HATHAWAY, INC.  CL B                         1,000          2,249,000           -                    2,249,000
EQUIFAX INCORPORATED                                  36,000          1,284,750           -                    1,284,750
HALLIBURTON COMPANU                                   59,500          2,692,375           -                    2,692,375
MERCK & CO.,INC.                                      92,000          6,808,000           -                    6,808,000
WILLIAMS COMPANIES, INC.                              40,000          1,702,500           -                    1,702,500
                                                                    ----------------------------------------------------
                                                                     17,420,625           -                   17,420,625
                                                                    ----------------------------------------------------
COMPUTER SERVICES -- 15.1%
ACXIOM CORP.*                                         70,000          1,745,625           -                    1,745,625
AMERICAN MGMT SYSTEMS, INC.                           58,100          1,862,831           -                    1,862,831
AMERICAN ONLINE INC.*                                 40,000          4,420,000           -                    4,420,000
CISCO SYSTEMS, INC.*                                 140,000          9,030,000           -                    9,030,000
EMC CORP/MASS                                         60,000          3,300,000           -                    3,300,000
IMS HEALTH INC.                                       93,000          2,906,250           -                    2,906,250
NETWORK ASSOCIATES                                    60,000            881,250           -                      881,250
ORACLE SYSTEMS CORP.*                                135,000          5,011,875           -                    5,011,875
PEOPLESOFT INC.                                       80,000          1,380,000           -                    1,380,000
SUN MICROSYSTEMS INC                                  20,000          1,377,500           -                    1,377,500
YAHOO! INC.                                            8,000          1,378,000           -                    1,378,000
                                                                    ----------------------------------------------------
                                                                     33,293,331           -                   33,293,331
                                                                    ----------------------------------------------------
MEDICAL & HEALTH SERVICES -- 0.7%
HEALTHSOUTH CORP.*                                   100,000          1,493,750           -                    1,493,750
                                                                    ----------------------------------------------------

SANITARY SERVICES -- 1.2%
WASTE MANAGEMENT, INC.                                50,000          2,687,500           -                    2,687,500
                                                                    ----------------------------------------------------
         Total Services                                              56,835,206           -                   60,581,456
                                                                    ----------------------------------------------------

WHOLESALE & RETAIL TRADE -- 12.5%

MISCELLANEOUS RETAIL STORES -- 2.5%
DAYTON-HUDSON CORP.                                   40,000          2,600,000           -                    2,600,000
FAMILY DOLLAR STORES, INC.                           120,000          2,880,000           -                    2,880,000
                                                                    ----------------------------------------------------
                                                                      5,480,000           -                    5,480,000
                                                                    ----------------------------------------------------
RETAIL APPAREL & ACCESSORY STORES -- 2.8%
LINENS 'N THINGS, INC.*                               75,000          3,281,250           -                    3,281,250
ZALE CORP                                             70,000          2,800,000           -                    2,800,000
                                                                   -----------------------------------------------------
                                                                      6,081,250           -                    6,081,250
                                                                   -----------------------------------------------------
RETAIL BUILDING MATERIAL -- 3.2%
HOME DEPOT, INC.                                     112,000          7,217,000           -                    7,217,000
                                                                   -----------------------------------------------------
WHOLESALE  MISCELLANEOUS  -- 3.0%
STAPLES, INC.*                                       215,250          6,659,297           -                    6,659,297
                                                                   -----------------------------------------------------
WHOLESALE - CHEMICALS & DRUGS -- 1.0%
CARDINAL HEALTH, INC.                                 33,467          2,146,071           -                    2,146,071
                                                                   -----------------------------------------------------
        Total Wholesale and Retail Trade                             27,583,618           -                   27,583,618
                                                                   -----------------------------------------------------
        Total Common Stock                                          218,707,573                              218,707,573
                                                                   -----------------------------------------------------
SHORT TERM INVESTMENTS -- 0.7%
SANSOM STREET MONEY MARKET                           722,172            722,172           -                      722,172
TEMP CASH DOLLAR SERIES                              722,171            722,171           -                      722,171
                                                                   -----------------------------------------------------
                                                                      1,444,343           -                    1,444,343
                                                                   -----------------------------------------------------

                                                                   -----------------------------------------------------
TOTAL INVESTMENTS (MARKET VALUE) -- 100.0%                         $208,006,166           -                 $220,151,916
                                                                   =====================================================
Total Investments (Cost)                                           $162,660,355           -                 $162,660,355
                                                                   =====================================================

(1) As of June 30, 1999, the Wilmington Large Cap Growth Portfolio had not commenced operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PROFORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 1999

                                                   Rodney Square             Wilmington Large
                                                  Large Cap Growth             Cap Growth
                                                  Equity Portfolio            Portfolio (1)       Adjustments (2)     Combined
                                                 -------------------------------------------------------------------------------
ASSETS:

Investments in securities, at market              $    220,151,916                  -               $(220,151,916)          -
Investment in Master Series                                                         -                 223,782,143   $223,782,143
Receivables:
     Dividends and interest                                118,115                  -                    (118,115)          -
     Fund shares purchased                                 106,892                  -                                    106,892
     Investment securities sold                          6,700,708                  -                  (6,700,708)          -
Other assets                                                  -                     -                                       -
                                                 -------------------------------------------------------------------------------
     Total assets                                      227,077,631                  -                  (3,188,596)   223,889,035
                                                 -------------------------------------------------------------------------------

LIABILITIES:
Due to Manager                                              86,500                  -                     (86,500)          -
Payables:
     Fund shares redeemed                                1,152,744                  -                                  1,152,744
     Investment securities purchased                     3,208,988                  -                  (3,208,988)          -
     Payable for investment in
        Master Series                                         -                     -                     106,892        106,892
Other accrued expenses                                      91,600                  -                                     91,600
                                                 -------------------------------------------------------------------------------
     Total liabilities                                   4,539,832                  -                  (3,188,596)     1,351,236
                                                 -------------------------------------------------------------------------------
NET ASSETS                                        $    222,537,799                  -                 $      -      $222,537,799
                                                 ===============================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                   $    157,672,384                  -                 $      -      $157,672,384
Accumulated net realized gain on
   investment transactions                               7,373,854                  -                                  7,373,854
Net unrealized appreciation of investments              57,491,561                  -                                 57,491,561
                                                 -------------------------------------------------------------------------------
NET ASSETS                                        $    222,537,799                  -                        -      $222,537,799
                                                 ===============================================================================

Shares of beneficial Interest outstanding                8,637,571                  -                        -         8,637,571
                                                 -------------------------------------------------------------------------------
Net Asset Value, offering and
   redemption price per share                               $25.76                  -                        -            $25.76
                                                 ===============================================================================

(1) As of June 30, 1999, the Wilmington Large Cap Growth Portfolio had not commenced operations.
(2) Reflects the investment of the Rodney Square Large Cap Growth Equity Portfolio investments, including related assets and liabilities, in the Master Series.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PROFORMA STATEMENT OF OPERATIONS (Unaudited)
For the period July 1, 1998 through
June 30, 1999

                                       Rodney Square         Wilmington
                                     Large Cap Growth      Large Cap Growth
                                     Equity Portfolio        Portfolio (1)       Adjustments (2)        Combined
                                     ----------------      ----------------      ---------------      ------------
INCOME
------
Interest and dividends                     $1,405,563                 -                                 $1,405,563

EXPENSES
--------
MASTER EXPENSES
Management Fee                              1,150,573                 -                                  1,150,573
Admin/Acctg Fee (PFPC)                        209,195                 -                   10,968           220,163
Custodian Fee                                  31,003                 -                    2,021            33,024
Trustees' Fees and Expenses                     4,449                 -                                      4,449
Professional Fees                             211,403                 -                  (49,000)          162,403
Other                                          21,958                 -                                     21,958

FEEDER EXPENSES
Administration Fee                               -                    -                                       -
Transfer Agent Fee                             80,735                 -                    2,265            83,000
Trustees' Fees and Expenses                       -                   -                                       -
Amort. of Organizational exp.                     -                   -                                       -
Registration Fees                              60,758                 -                  (40,000)           20,758
Professional Fees                                 -                   -                                       -
Other                                             -                   -                                       -
Reorganization expenses                           -                   -                   35,000            35,000
                                     ----------------      ----------------     ----------------      ------------
  Gross Expenses                            1,770,074                 -                  (38,746)        1,731,328
Less: Mgmt. Fee Waiver/Reimb.                (201,111)                -                   38,746          (162,365)
                                     ----------------      ----------------     ----------------      ------------
  NET EXPENSES                              1,568,963                 -                     -            1,568,963
                                     ----------------      ----------------     ----------------      ------------
Net Investment Loss                          (163,400)                -                     -             (163,400)
                                     ----------------      ----------------     ----------------      ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain from investment
transactions                              (21,287,578)                                                 (21,287,578)
Change in unrealized appreciation of
   investments                              6,875,008                                                    6,875,008
                                     ----------------      ----------------     ----------------      ------------
     Net gain (loss) on investments       (14,412,570)                -                     -          (14,412,570)
                                     ----------------      ----------------     ----------------      ------------

Net decrease in net assets
  from operations ($14,575,970)       $  (14,575,970)                 -           $         -         $(14,575,970)
                                     ================      ================     ================      ============

(1) As of June 30, 1999, the Wilmington Large Cap Growth Portfolio had not commenced operations.
(2)   Reflects the anticipated costs and savings of the reorganization.

    The accompanying notes are an integral part of the financial statements.

                                 WT Mutual Fund
                      Wilmington Large Cap Growth Portfolio
                     Notes to Pro Forma Financial Statements
                                  June 30, 1999
                                   (Unaudited)


NOTE 1 - DESCRIPTION OF THE FUND

The Wilmington Large Cap Growth Portfolio (the "Wilmington Growth Portfolio") is a newly created "shell" series of WT Mutual Fund (the "Fund"), an open end, management investment company organized as a Delaware business trust and registered under the Investment Company Act of 1940. The Wilmington Growth Portfolio offers two classes of shares, the Institutional class and the Investor class. Investor shares are subject to Rule 12b-1 fees (distribution and shareholder servicing fees). Institutional shares are not subject to sales charges or 12b-1 fees.

Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Wilmington Growth Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of shares of WT Investment Trust I (the "Master Series") an open end, management investment company having the same investment objective, policies and limitations as the Wilmington Growth Portfolio.


NOTE 2 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements, including the pro forma schedule of investments, give effect to the proposed acquisition of the assets of Rodney Square Strategic Equity Fund - Large Cap Growth Equity Portfolio (the "Growth Equity Portfolio") by the Wilmington Growth Portfolio (the "Reorganization"). Under the terms of the Agreement and Plan of Reorganization, the combination of the Wilmington Growth Portfolio and the Growth Equity Portfolio will be treated as a tax-free business combination. The acquisition would be accomplished by an exchange of Institutional class shares of Wilmington Growth Portfolio for the net assets of the Growth Equity Portfolio and the distribution of Wilmington Growth Portfolio Institutional class shares to the Growth Equity Portfolio shareholders.

As of June 30, 1999, the Wilmington Growth Portfolio had not commenced operations and had no assets. It is anticipated that the Wilmington Growth Portfolio will not commence operations unless the Reorganization occurs. The information contained herein is based on the historical experience of the Growth Equity Portfolio and is designed to permit the shareholders to evaluate the financial effect of the proposed Reorganization. They should be read in conjunction with the financial statements of the Growth Equity Portfolio which are included in its Annual Reports dated December 31, 1998 and June 30, 1999 (Growth Equity Portfolio changed its fiscal year end from December to June effective June 30, 1999).

The pro forma statement of assets and liabilities reflects the Reorganization as if it had taken place on June 30, 1999, the fiscal year end of WT Mutual Fund.

The pro forma statement of operations reflects adjustments as if the combination took place on July 1, 1998, in order to present 12 months of operating results. The adjustments reflect changes in expenses relating to the master-feeder structure of the Wilmington Growth Portfolio and other contractual changes that will not be effective until November 1, 1999 and reductions in other expenses for duplicated services which will be recurring in nature. In addition, estimated (non-recurring) expenses related to the Reorganization which will be borne by the Portfolios have been included.

The following notes refer to the pro forma financial statements as if the above mentioned combination and contractual changes took place on July 1, 1998.


NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Significant Accounting Policies. The following is a summary of the significant accounting policies of the Wilmington Growth Portfolio:

   SECURITY VALUATION. Valuation of the Wilmington Growth Portfolio is based on the underlying securities held in the Master Series. The Wilmington Growth Portfolio is allocated its portion of the Master Series securities' market value based upon its ownership interest. Securities held by the Master Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sales price, or, if there is no such reported sale, are valued at the mean between the most recent bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Board of Trustees determines that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

   FEDERAL INCOME TAXES. The Wilmington Growth Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no federal income tax provision has been made in the financial statements. The Master Series is treated as a partnership for Federal income tax purposes. Income, expenses and investment gains and losses are deemed to be "passed through" to each partner. Accordingly, no tax provision is required for the Master Series.

   INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. Interest and dividend are accrued as earned. Investment security transactions are accounted for on a trade date basis. The specific identification method is used for determining realized gain and loss on investments for both financial and federal income tax reporting purposes.

   All of the Master Series net investment income and realized and unrealized gains (losses) from security transactions are allocated pro rata to each partner. Distributions to Wilmington Growth Portfolio shareholders of from net investment income and net realized gains on investments, if any, are declared and paid annually in December.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 4 - MANAGEMENT FEES

Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, provided advisory and other services to the Growth Equity Portfolio for the period July 1, 1998 through June 30, 1999. In conjunction with the Reorganization, Roxbury Capital Management, LLC will serve as investment advisor to the Wilmington Growth Portfolio.

For advisory services, the Wilmington Growth Portfolio pays a fee at the annual rate of .55% of the first $1 billion of average daily net assets, of .50% of the next $1 billion of average daily net assets and .45% of average daily net assets in excess of $2 billion. The advisor has agreed to waive all or a portion of its fee and assume certain portfolio operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than .75% of average daily net assets of the Institutional class and 1.00% of average daily net assets of the Investor class.

PFPC Inc. provides administration, accounting and transfer agent services to the Wilmington Growth Portfolio and the Master Series pursuant to separate Administration, Accounting and Transfer Agent agreements.

                                     PART C

                                OTHER INFORMATION

Item 15.  Indemnification.

                  Reference is made to Article VII of the Registrant's Agreement and Declaration of Trust and to Article X of the Registrant's By-Laws, which are incorporated herein by reference (See Item 16(1) below). Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

                  "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling person of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered. The Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 16.  Exhibits

       EXHIBIT
       NUMBER     DESCRIPTION

         (1)      (a)      Agreement and Declaration of Trust(1)

                  (b)      Certificate of Trust(1)

                  (c) Certificate of Amendment to Certificate of Trust dated October 7, 1994(2)

                  (d) Certificate of Amendment to Certificate of Trust dated October 20, 1998(6)

         (2)      Bylaws(1)

         (3)      Not applicable

         (4) A copy of the Agreement and Plan of Reorganization is filed as Appendix C of the Prospectus/Proxy Statement.

         (5) Provisions of instruments defining the rights of holders of Registrant's securities are contained in the Agreement and Declaration of Trust Articles III and V and in the By-laws Articles II and VII.

         (6) Form of Investment Advisory Agreement between Registrant and Roxbury Capital Management LLC (6)

         (7) Distribution Agreement between Registrant and Provident Distributors, Inc. dated February 25, 1998(5)

         (8)      None

         (9)      Custody Agreement between Registrant and Wilmington Trust
                  Company(1)

                  (a) Assignment Agreement with PNC Bank N.A. dated January 1998(6)

         (10)     12b-1 Plan -- Not Applicable

         (11) Opinion and Consent of Pepper Hamilton LLP as to the legality of the securities being registered is filed herewith

         (12) Opinion and Consent of Pepper Hamilton LLP regarding certain tax matters in connection with Large Cap Growth Equity Portfolio and WT Large Cap Growth
                  Equity Portfolio is filed herewith

         (13)     (a)      Transfer Agency Agreement with Rodney Square
                           Management Corporation dated February 19, 1997(2)

                  (b) Accounting Services Agreement with Rodney Square Management Corporation dated February 19, 1997(2)

                  (c) Administration Agreement with Rodney Square Management Corporation dated February 19, 1997(2)

                  (d) Assignment Agreement dated January 5, 1998, among the Registrant, Rodney Square Management Corporation and PFPC Inc. with respect to the Administration Agreement filed herewith(5)

                  (e) Assignment Agreement dated January 5, 1998, among the Registrant, Rodney Square Management Corporation and PFPC Inc. with respect to the Accounting Services Agreement(5)

                  (f) Assignment Agreement dated January 5, 1998, among the Registrant, Rodney Square Management Corporation and PFPC Inc. with respect to the Transfer Agency Agreement(5)

         (14)     Consent of Ernst & Young LLP is filed herewith

         (15)     Financial Statements -- None

         (16)     Powers of Attorney are filed herewith

         (17)     Form of Proxy - is filed herewith.

  ------------------------------------------
         (1) Previously filed with the Securities and Exchange Commission on Form N-1A on July 25, 1994 and incorporated herein by reference.

         (2) Previously filed with the Securities and Exchange Commission with Pre-Effective Amendment No. 1 on Form N-1A on
                  November 29, 1994 and incorporated herein by reference.

         (3) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No.4 on Form N-1A on
                  February 28, 1997 and incorporated herein by reference.

         (4) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No.2 on Form N-1A on
                  September 30, 1996 and incorporated herein by reference.

         (5) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No.6 on Form N-1A on
                  September 30, 1998 and incorporated herein by reference.

         (6) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No.8 on Form N-1A on
                  August 12, 1999 and incorporated herein by reference.

Item 17.  Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (1933 Act), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


                  As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Wilmington and the State of Delaware, on this 1st day of October 1999.

                                 WT Mutual Fund

                                 By:  /S/ROBERT J. CHRISTIAN
                                      ----------------------
                                         Robert J. Christian
                                         President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                       TITLE                            DATE

/S/ROBERT J. CHRISTIAN     Trustee and President              October 1, 1999
-------------------
Robert J. Christian

/S/JOHN J. QUINDLEN*       Trustee                            October 1, 1999
-------------------
John J. Quindlen

/S/ROBERT H. ARNOLD*       Trustee                            October 1, 1999
-------------------
Robert H. Arnold

/S/NICHOLAS A. GIORDANO*   Trustee                            October 1, 1999
-------------------
Nicholas A. Giordano

/S/PAT COLLETTI*           Vice President and                 October 1, 1999
-------------
Pat Colletti               Treasurer


*By:        /S/ROBERT J. CHRISTIAN
               -------------------
               Robert J. Christian
               Attorney-in-Fact (Pursuant to Powers of Attorney)

                                  EXHIBIT LIST


EXHIBIT
NUMBER          DESCRIPTION

(11) Opinion and Consent of Pepper Hamilton LLP as to the legality of the securities being registered

(12) Opinion and Consent of Pepper Hamilton LLP regarding tax matters in connection with Large Cap Growth Equity Portfolio and WT Large Cap Growth Equity

(14)              Consent of Ernst & Young LLP

(16)              Powers of Attorney

(17)              Form of Proxy